SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

DATED AS OF MAY 6, 2005

AMONG

INLAND RETAIL REAL ESTATE TRUST, INC.,

AND

INLAND RETAIL REAL ESTATE LIMITED PARTNERSHIP

AS BORROWERS

KEYBANK NATIONAL ASSOCIATION

AS ADMINISTRATIVE AGENT

KEYBANC CAPITAL MARKETS

AS JOINT LEAD ARRANGER AND BOOK MANAGER

AND

BANK OF AMERICA, N.A.

AS SYNDICATION AGENT

BANC OF AMERICA SECURITIES LLC

AS JOINT LEAD ARRANGER AND BOOK MANAGER

AND

LASALLE BANK NATIONAL ASSOCIATION

AS DOCUMENTATION AGENT

AND

THE SEVERAL LENDERS

FROM TIME TO TIME PARTIES HERETO AS LENDERS

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amended and Restated Credit Agreement, dated as of May 6, 2005, is among Inland Retail Real Estate Trust, Inc., a corporation organized under the laws of the State of Maryland (the “REIT”) and Inland Retail Real Estate Limited Partnership, an Illinois limited partnership (the “Operating Partnership”) (the REIT and the Operating Partnership are individually referred to as a “Borrower” and collectively referred to as the “Borrowers”), KeyBank, National Association, a national banking association, and the several banks, financial institutions and other entities from time to time parties to this Agreement (collectively, the “Lenders”) and KeyBank, National Association, not individually, but as “Administrative Agent”, Bank of America, N.A., individually as a Lender and as “Syndication Agent” and LaSalle Bank National Association, individually as a Lender and as “Documentation Agent”.

RECITALS

A.

The Borrowers are primarily engaged in the business of purchasing, owning, operating, leasing and managing retail properties.

B.

The REIT is qualified as a real estate investment trust under Section 856 of the Code.

C.

The Borrowers and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of May 7, 2004 (the “Existing Agreement”).

D.

The Borrowers have requested that the Lenders and the Administrative Agent agree to amend and restate the Existing Agreement to modify terms thereof and provide for an extension of the Facility Termination Date.  The Administrative Agent and the Lenders have agreed to do so.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

As used in this Agreement:

“ABR Applicable Margin” means the ABR Applicable Margin set forth in Section 2.3 used in calculating the interest rate applicable to Floating Rate Advances which shall vary from time to time in accordance with the Leverage Ratio as provided therein.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which any Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any partnership, limited liability company, firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding partnership or membership interests of a partnership or limited liability company.

“Adjusted Annual NOI” means, as of any date, an annualized amount determined by multiplying four (4) times the aggregate Net Operating Income for the Borrowers’ most recent fiscal quarter for which financial results have been reported from all Projects owned by a member of the Consolidated Group during such fiscal quarter, as adjusted by (i) adding or deducting for, as appropriate, any adjustment made under

GAAP for straight lining of rents, gains or losses from sales of assets, extraordinary items, depreciation, amortization, interest expenses, and the Consolidated Group Pro Rata Share of interest, depreciation and amortization in Investment Affiliates; (ii) deducting therefrom an annual amount for capital expenditures equal to $0.15 per gross leasable square foot times the weighted quarterly average gross leaseable area of Projects owned by the Consolidated Group during such fiscal quarter excluding the square footage of the buildings on the ground leased portion of any Property for which one of the members of the Consolidated Group is the lessor; and (iii) adding back all master-lease income (not to exceed 5% of Net Operating Income for such fiscal quarter).

“Administrative Agent” means KeyBank National Association in its capacity as agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.

“Advance” means a borrowing hereunder consisting of the aggregate amount of the several Loans made by one or more of the Lenders to the Borrowers of the same Type and, in the case of Fixed Rate Advances, for the same Interest Period, including without limitation Swingline Advances.

“Advisor” means Inland Retail Real Estate Advisory Services, Inc.

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person.  A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

“Aggregate Commitment” means, as of any date, the aggregate of the then-current Commitments of all the Lenders, which is, as of the Agreement Execution Date, $100,000,000, as such amount may be increased from time to time pursuant to Section 2.22 hereof.

“Agreement” means this Amended and Restated Credit Agreement, as it may be amended or modified and in effect from time to time.

“Agreement Execution Date” means the date this Agreement has been fully executed and delivered by all parties hereto.

“Alternate Base Rate” means, for any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of Federal Funds Effective Rate for such day plus 1/2% per annum.

“Applicable Margin” means, as applicable, the ABR Applicable Margin or the LIBOR Applicable Margin which are used in calculating the interest rate applicable to the various Types of Advances.

“Article” means an article of this Agreement unless another document is specifically referenced.

“Authorized Officer” means any of the President, Chief Financial Officer and Chief Operating Officer, or the Chairman and Chief Executive Officer, or the Chief Accounting Officer of the REIT, or any other executive officer or authorized agent approved by the Administrative Agent acting singly.

“Borrower” and “Borrowers” are defined in the recitals hereto.

“Borrowing Date” means a date on which an Advance is made hereunder.

“Borrowing Notice” is defined in Section 2.9.

“Business Day” means (i) with respect to any borrowing, payment or rate selection of LIBOR Rate Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Cleveland, Ohio, Charlotte, North Carolina and New York, New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Cleveland, Ohio, Charlotte, North Carolina and New York, New York for the conduct of substantially all of their commercial lending activities.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.

“Capitalization Rate” means 8.25%.

“Capitalized Lease” of a Person means any lease of Property imposing obligations on such Person, as lessee thereunder, which are required in accordance with GAAP to be capitalized on a balance sheet of such Person.

“Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

“Cash Equivalents”  means, as of any date:

(i)

securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than one year from such date;

(ii)

mutual funds organized under the United States Investment Company Act rated AAm or AAm-G by S&P and P-1 by Moody’s;

(iii)

certificates of deposit or other interest-bearing obligations of a bank or trust company which is a member in good standing of the Federal Reserve System having a short term unsecured debt rating of not less than A-1 by S&P and not less than P-1 by Moody’s (or in each case, if no bank or trust company is so rated, the highest comparable rating then given to any bank or trust company, but in such case only for funds invested overnight or over a weekend) provided that such investments shall mature or be redeemable upon the option of the holders thereof on or prior to a date one month from the date of their purchase;

(iv)

certificates of deposit or other interest-bearing obligations of a bank or trust company which is a member in good standing of the Federal Reserve System having a short term unsecured debt rating of not less than A-1+ by S&P, and not less than P-1 by Moody’s and which has a long term unsecured debt rating of not less than A1 by Moody’s (or in each case, if no bank or trust company is so rated, the highest comparable rating then given to any bank or trust company, but in such case only for funds invested overnight or over a weekend) provided that such investments shall mature or be redeemable upon the option of the holders thereof on or prior to a date three months from the date of their purchase;

(v)

bonds or other obligations having a short term unsecured debt rating of not less than A-1+ by S&P and P-1+ by Moody’s and having a long term debt rating of not less than A1 by Moody’s issued by or by authority of any state of the United States, any territory or possession of the United States, including the Commonwealth of Puerto Rico and agencies thereof, or any political subdivision of any of the foregoing;

(vi)

repurchase agreements issued by an entity rated not less than A-1+ by S&P, and not less than P-1 by Moody’s which are secured by U.S. Government securities of the type described in clause (i) of this definition maturing on or prior to a date one month from the date the repurchase agreement is entered into;

(vii)

short term promissory notes rated not less than A-1+ by S&P, and  not less than P-1 by Moody’s maturing or to be redeemable upon the option of the holders thereof on or prior to a date one month from the date of their purchase; and

(viii)

commercial paper (having original maturities of not more than 365 days) rated at least A-1+ by S&P and P-1 by Moody’s and issued by a foreign or domestic issuer who, at the time of the investment, has outstanding long-term unsecured debt obligations rated at least A1 by Moody’s.

“Change in Control” means any change in the membership REIT’s Board of Directors which results in the board members as of the Agreement Execution Date constituting less than 50% of the total board members at any time thereafter.

“Change in Management” means the failure of both Barry L. Lazarus and Robert D. Parks to continue to be active on a daily basis in the management of the Borrowers provided that if either of such individuals shall die or become disabled the Borrowers shall have sixty (60) days to retain a replacement executive of comparable experience which is reasonably satisfactory to the Administrative Agent.

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

“Commitment” means, for each Lender, the obligation of such Lender to make Loans on the terms and conditions set forth herein not exceeding the amount set forth opposite its signature below or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof.

“Consolidated Debt Service” means, for any period, without duplication, (a) Consolidated Interest Expense for such period plus (b) the aggregate amount of scheduled principal payments attributable to Consolidated Outstanding Indebtedness (excluding optional prepayments and balloon principal payments at maturity in respect of any such Indebtedness) required to be made during such period by any member of the Consolidated Group plus (c) a percentage of all such scheduled principal payments required to be made during such period by any Investment Affiliate on Indebtedness taken into account in calculating Consolidated Interest Expense, equal to the greater of (x) the percentage of the principal amount of such Indebtedness for which any member of the Consolidated Group is liable and (y) the Consolidated Group Pro Rata Share of such Investment Affiliate.

“Consolidated Group” means the Borrowers and all Subsidiaries which are consolidated with it for financial reporting purposes under GAAP.

“Consolidated Group Pro Rata Share” means, with respect to any Investment Affiliate, the percentage of the total equity ownership interests held by the Consolidated Group in the aggregate, in such Investment Affiliate determined by calculating the greater of (i) the percentage of the issued and outstanding stock, partnership interests or membership interests in such Investment Affiliate held by the Consolidated Group in the aggregate and (ii) the percentage of the total book value of such Investment Affiliate that would be received by the Consolidated Group in the aggregate, upon liquidation of such Investment Affiliate, after repayment in full of all Indebtedness of such Investment Affiliate.

“Consolidated Interest Expense” means, for any period without duplication, the sum of (a) the amount of interest expense, determined in accordance with GAAP, of the Consolidated Group for such period attributable to Consolidated Outstanding Indebtedness during such period plus (b) the applicable Consolidated Group Pro Rata Share of any interest expense, determined in accordance with GAAP, of each Investment Affiliate, for such period, whether recourse or non-recourse.

“Consolidated Net Income” means, for any period, consolidated net income (or loss) of the Consolidated Group for such period determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Worth” means, as of any date of determination, an amount equal to (a) Total Asset Value minus (b) Consolidated Outstanding Indebtedness as of such date.

“Consolidated Outstanding Indebtedness” means, as of any date of determination, without duplication, the sum of (a) all Indebtedness of the Consolidated Group outstanding at such date, determined on a consolidated basis in accordance with GAAP (whether recourse or non-recourse), provided that, with respect to Indebtedness of any member of the Consolidated Group which is not a Wholly-Owned Subsidiary of the Borrowers, the portion of such Indebtedness to be included in Consolidated Outstanding Indebtedness shall be the greater of (i) the percentage ownership interest in such member of the Consolidated Group which is held directly or indirectly by the Borrowers and (ii) the percentage of such Indebtedness which is also Recourse Indebtedness of a Borrower or a Wholly-Owned Subsidiary of a Borrower, plus, without duplication, (b) the applicable Consolidated Group Pro Rata Share of any Indebtedness of each Investment Affiliate other than Indebtedness of such Investment Affiliate to a member of the Consolidated Group.

“Construction in Progress” means, as of any date, the book value of any Projects then under development provided that a Project shall no longer be included in Construction in Progress and shall be deemed to be a Stabilized Retail Project and shall be valued based on its Net Operating Income upon the earlier of (i) the expiration of the second full fiscal quarter after substantial completion (which shall mean the receipt of a temporary certificate of occupancy or a final certificate of occupancy) of such Project and (ii) the last day of the first full fiscal quarter in which the Adjusted Annual NOI attributable to such Project divided by the Capitalization Rate exceeds the book value of such Project.

“Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrowers or any of their Subsidiaries, are treated as a single employer under Section 414 of the Code.

“Conversion/Continuation Notice” is defined in Section 2.10.

“Default” means an event described in Article VII.

“Defaulting Lender” means any Lender which fails or refuses to perform its obligations under this Agreement within the time period specified for performance of such obligation, or, if no time frame is specified, if such failure or refusal continues for a period of five (5) Business Days after written notice from the Administrative Agent; provided that if such Lender cures such failure or refusal, such Lender shall cease to be a Defaulting Lender.

“Default Rate” means the interest rate which may apply during the continuance of a Default pursuant to Section 2.12.

“Dividend Payout Ratio” means, for the most recent four (4) fiscal quarters for any Person, the ratio of (a) an amount equal to (i) 100% of all dividends or other distributions, direct or indirect, on account of any equity interests of such Person (except dividends or distributions payable solely in additional equity interests of the same class) outstanding during such period, less (ii) any amount of such dividends or distributions constituting Dividend Reinvestment Proceeds, to (b) Funds From Operations of such Person for such period.

“Dividend Reinvestment Proceeds” means all dividends or other distributions, direct or indirect, on account of any equity interest of any Person which any holder(s) of such equity interest directs to be used, concurrently with the making of such dividend or distribution, for the purpose of purchasing for the account of such holder(s) additional equity interests in such Person or its subsidiaries.

“Environmental Laws” means any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect, in each case to the extent the foregoing are applicable to the Borrowers or any Subsidiaries or any of their respective assets or Projects.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

“Excluded Taxes” means, in the case of each Lender or applicable Lending Installation and the Administrative Agent, taxes imposed on its overall net income, and franchise taxes imposed on it, by any jurisdiction with taxing authority over the Lender.

“Facility Letter of Credit” means a Letter of Credit issued pursuant to Article IIA of this Agreement.

“Facility Letter of Credit Fee” is defined in Section 2A.8.

“Facility Letter of Credit Obligations” means, as at the time of determination thereof, all liabilities, whether actual or contingent, of the Borrowers with respect to Facility Letters of Credit, including the sum of (a) the Reimbursement Obligations and (b) the aggregate undrawn face amount of the then outstanding Facility Letters of Credit.

“Facility Letter of Credit Sublimit” means $10,000,000.

“Facility Termination Date” means May 5, 2006, which is the 364th day after and including the Agreement Execution Date (subject to extension in accordance with Section 2.23).

“Federal Funds Effective Rate” shall mean, for any day, the rate per annum (rounded upward to the nearest one one-hundredth of one percent (1/100 of 1%)) announced by the Federal Reserve Bank of Cleveland on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate.”

“Fee Letter” is defined in Section 2.6.

“Financial Contract” of a Person means (i) any exchange - traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics, or (ii) any Rate Management Transaction.

“Financial Undertaking” of a Person means (i) any transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person, or (ii) any agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party’s assets, liabilities or exchange transactions, including, but not limited to, interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options.

“First Mortgage Receivable” means any Indebtedness owing to a member of the Consolidated Group which is secured by a first-priority mortgage, deed to secure debt or deed of trust on commercial real estate having a value in excess of the amount of such Indebtedness and which has been designated by the Borrowers as a “First Mortgage Receivable” in its most recent compliance certificate.

“Fixed Charge Coverage Ratio” means (i) Adjusted Annual NOI divided by (ii) the sum of (A) Consolidated Debt Service for the most recent four (4) fiscal quarters for which financial results have been reported, plus (B) all Preferred Dividends, if any, payable with respect to such four (4) fiscal quarters.

“Fixed Rate” means the LIBOR Rate.

“Fixed Rate Advance” means an Advance which bears interest at a Fixed Rate.

“Fixed Rate Loan” means a Loan which bears interest at a Fixed Rate.

“Floating Rate” means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) ABR Applicable Margin for such day, in each case changing when and as the Alternate Base Rate changes.

“Floating Rate Advance” means an Advance which bears interest at the Floating Rate, including without limitation all Swingline Advances.

“Floating Rate Loan” means a Loan which bears interest at the Floating Rate.

“Funds From Operations” shall have the meaning determined from time to time by the National Association of Real Estate Investment Trusts to be the meaning most commonly used by its members, excluding however, in any event, the effect of non-cash charges related to the purchase of the Advisor or any other advisor or management company owned or controlled by The Inland Group, Inc. or controlled by the controlling shareholders of The Inland Group, Inc.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 6.1.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guarantee Obligation” means, as to any Person (the “guaranteeing person”), any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any Letter of Credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter-indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business or guarantees by a Borrower of liability under any interest rate lock agreement utilized to facilitate Secured Indebtedness of another member of the Consolidated Group or an Investment Affiliate.  The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation), provided, that in the absence of any such stated amount or stated liability, the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrowers in good faith.

“Indebtedness” of any Person at any date means without duplication, (a) all indebtedness of such Person for borrowed money including without limitation any repurchase obligation or liability of such Person with respect to securities, accounts or notes receivable sold by such Person, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), to the extent such obligations constitute indebtedness for the purposes of GAAP, (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (d) all Capitalized Lease Obligations, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guarantee Obligations of such Person (excluding in any calculation of consolidated Indebtedness of the Consolidated Group, Guarantee Obligations of one member of the Consolidated Group in respect of primary obligations of any other member of the Consolidated Group), (g) all reimbursement obligations of such Person for letters of credit and other contingent liabilities, (h) any Net Mark-to-Market Exposure and (i) all liabilities secured by any lien (other than liens for taxes not yet due and payable) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

“Interest Period” means a LIBOR Interest Period.

“Investment” of a Person means any Property owned by such Person, including without limitation, any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

“Investment Affiliate” means any Person in which the Consolidated Group, directly or indirectly, has either a controlling interest or a ten percent (10%) or greater ownership interest, whose financial results, in either case, are not consolidated under GAAP with the financial results of the Consolidated Group.

“Issuance Date” is defined in Section 2A.4(i)(b).

“Issuance Notice” is defined in Section 2A.4(iii).

“Issuing Bank” means, with respect to each Facility Letter of Credit, the Lender which issues such Facility Letter of Credit.  KeyBank shall be the sole Issuing Bank.

“Lenders” means the lending institutions listed on the signature pages of this Agreement, their respective successors and assigns and any other lending institutions that subsequently become parties to this Agreement.

“Lending Installation” means, with respect to a Lender, any office, branch, subsidiary or affiliate of such Lender.

“Letter of Credit” of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

“Letter of Credit Collateral Account” is defined in Section 2A.9.

“Letter of Credit Request” is defined in Section 2A.4(i).

“Leverage Ratio” means Consolidated Outstanding Indebtedness divided by Total Asset Value, expressed as a percentage.

“LIBOR Applicable Margin” means, as of any date with respect to any LIBOR Interest Period, the LIBOR Applicable Margin set forth in Section 2.3 used in calculating the interest rate applicable to LIBOR Rate Advances which shall vary from time to time in accordance with the Leverage Ratio as provided therein.

“LIBOR Base Rate” means, the average rate (rounded upwards to the nearest 1/16th) with respect to a LIBOR Rate Advance for the relevant LIBOR Interest Period, the applicable British Bankers’ Association LIBOR rate for deposits in U.S. dollars as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such LIBOR Interest Period, and having a maturity equal to such LIBOR Interest Period, provided that, if no such British Bankers’ Association LIBOR rate is available to the Administrative Agent, the applicable LIBOR Base Rate for the relevant LIBOR Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which KeyBank or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such LIBOR Interest Period, in the approximate amount of the relevant LIBOR Rate Advance and having a maturity equal to such LIBOR Interest Period.

“LIBOR Interest Period” means, with respect to each amount bearing interest at a LIBOR based rate, a period of one, two, three or six months, to the extent deposits with such maturities are available to the Lenders, commencing on a Business Day, as selected by Borrowers; provided, however, that (i) any LIBOR Interest Period which would otherwise end on a day which is not a Business Day shall continue to and end on the next succeeding Business Day, unless the result would be that such LIBOR Interest Period would be extended to the next succeeding calendar month, in which case such LIBOR Interest Period shall end on the next preceding Business Day and (ii) any LIBOR Interest Period which begins on a day for which there is no numerically corresponding date in the calendar month in which such LIBOR Interest Period would otherwise end shall instead end on the last Business Day of such calendar month.  Notwithstanding the foregoing, at any one time there will be no more than six (6) LIBOR Interest Periods in effect.

“LIBOR Rate” means, for any LIBOR Interest Period, the sum of (A) the LIBOR Base Rate applicable thereto divided by one minus the then-current Reserve Requirement and (B) the LIBOR Applicable Margin.

“LIBOR Rate Advance” means an Advance which bears interest at a LIBOR Rate.

“LIBOR Rate Loan” means a Loan which bears interest at a LIBOR Rate.

“Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

“Loan” means, with respect to a Lender, such Lender’s portion of any borrowing hereunder by the Borrowers.

“Loan Documents” means this Agreement, the Notes and any other document from time to time evidencing or securing indebtedness incurred by the Borrowers under this Agreement, as any of the foregoing may be amended or modified from time to time.

“Marketable REIT Securities” means Investments in Capital Stock or debt securities issued by any Person (other than an Investment Affiliate) which is a publicly held real estate investment trust, but only so long as such Investments have been or are being offered for sale to the public after receipt of all necessary approvals from Governmental Authorities, are unmargined and are not subject to any Lien.

“Marketable Securities” means Investments in Capital Stock or debt securities issued by any Person (other than an Investment Affiliate) which are publicly traded on a national exchange and which are unmargined and not subject to any Lien, excluding Cash Equivalents and Marketable REIT Securities.

“Material Adverse Effect” means, in the Administrative Agent’s reasonable discretion, a material adverse effect on (i) the business, property or condition (financial or otherwise) of the Borrowers and their Subsidiaries taken as a whole, (ii) the ability of the Borrowers to perform their obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents.

“Materials of Environmental Concern” means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

“Maximum Legal Rate” means the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or in the Note or other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions hereof.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Multiemployer Plan” means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrowers or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

“Net Mark-to-Market Exposure” of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions or any other Financial Contract.  “Unrealized losses” means the fair market value of the cost to such Person of replacing such Rate Management Transaction or other Financial Contract as of the date of determination (assuming the Rate Management Transaction or other Financial Contract were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of replacing such Rate Management Transaction or other Financial Contract as of the date of determination (assuming such Rate Management Transaction or other Financial Contract were to be terminated as of that date).

“Net Operating Income” means, with respect to any Project for any period, “property rental and other income” (as determined by GAAP but excluding in all events any master-lease income) attributable to such Project accruing for such period minus the amount of all expenses (as determined in accordance with GAAP) incurred in connection with and directly attributable to the ownership and operation of such Project for such period, including, without limitation, Management Fees and amounts accrued for the payment of real estate taxes and insurance premiums, but excluding any general and administrative expenses related to the operation of the Borrowers, any interest expense or other debt service charges and any non-cash charges such as depreciation or amortization of financing costs.  As used herein “Management Fees” means, with respect to each Project for any period, an amount equal to the greater of (i) actual management fees payable with respect thereto and (ii) three percent (3%) per annum on the aggregate base rent and percentage rent due and payable under the leases at such Project.

“Non-U.S. Lender” is defined in Section 3.5(iv).

“Note” means a promissory note, in substantially the form of Exhibit B hereto, duly executed by the Borrowers and payable to the order of a Lender in the amount of its Commitment, including any amendment, modification, renewal or replacement of such promissory note.

“Notice of Assignment” is defined in Section 12.3.2.

“Obligations” means the Advances, the Facility Letters of Credit, the Reimbursement Obligations, and all accrued and unpaid fees and all other obligations of Borrowers to the Administrative Agent or the Lenders arising under this Agreement or any of the other Loan Documents, including all payments and other obligations that may accrue after the commencement of any action or proceeding described in Sections 7.7 and 7.8.

“Other Taxes” is defined in Section 3.5(ii).

“Outstanding Facility Amount” means, at any time, the sum of all then outstanding Advances and Facility Letter of Credit Obligations.

“Participants” is defined in Section 12.2.1.

“Payment Date” means, with respect to the payment of interest accrued on any Advance, the first Business Day of each calendar month.

“PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto.

“Percentage” means for each Lender the ratio that such Lender’s Commitment bears to the Aggregate Commitment, expressed as a percentage.

“Permitted Acquisitions” are defined in Section 6.15.

“Permitted Investments” are defined in Section 6.23.

“Permitted Liens” are defined in Section 6.16.

“Person” means any natural person, corporation, limited liability company, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

“Plan” means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrowers or any member of the Controlled Group may have any liability.

“Preferred Dividends” means, with respect to any entity, dividends or other distributions which are payable to holders of any ownership interests in such entity which entitle the holders of such ownership interests to be paid on a preferred basis prior to dividends or other distributions to the holders of other types of ownership interests in such entity.

“Prime Rate” means a rate per annum equal to the prime rate of interest publicly announced from time to time by KeyBank or its parent as its prime rate (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.  In the event that there is a successor to the Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate, then the term “Prime Rate” as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

“Project” means any real estate asset located in the United States owned by a Borrower or any of its Subsidiaries or any Investment Affiliate, and operated or intended to be operated as a retail property.

“Property” of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

“Purchasers” is defined in Section 12.3.1.

“Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered into by a Borrower which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

“Recourse Indebtedness” means any Indebtedness of a Borrower or any other member of the Consolidated Group with respect to which the liability of the obligor is not limited to the obligor’s interest in specified assets securing such Indebtedness, subject to customary limited exceptions for certain acts or types of liability such as environmental liability, fraud and other customary nonrecourse carveouts.

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

“Reimbursement Obligations” means at any time, the aggregate of the obligations of the Borrowers to the Lenders, the Issuing Bank and the Administrative Agent in respect of all unreimbursed payments or disbursements made by the Lenders, the Issuing Bank and the Administrative Agent under or in respect of the Facility Letters of Credit.

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

“Required Lenders” means Lenders in the aggregate having at least 66 2/3% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 66 2/3% of the aggregate unpaid principal amount of the outstanding Advances, provided that, the Commitment and Advances held by any then-current Defaulting Lender shall be subtracted from the Aggregate Commitment and the outstanding Advances solely for the purpose of calculating the Required Lenders at such time.

“Reserve Requirement” means, with respect to a LIBOR Rate Loan and LIBOR Interest Period, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Federal Reserve

Board or other governmental authority or agency having jurisdiction with respect thereto for determining the maximum reserves (including, without limitation, basic, supplemental, marginal and emergency reserves) for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D) maintained by a member bank of the Federal Reserve System.

“Secured Indebtedness” means any Indebtedness of a Borrower or any other member of the Consolidated Group which is secured by a Lien on a Project or on any ownership interests in any Person or on any other assets provided that the portion of such Indebtedness included in “Secured Indebtedness” shall not exceed the aggregate value of the assets securing such Indebtedness at the time such Indebtedness was incurred.

“Section” means a numbered section of this Agreement, unless another document is specifically referenced.

“Single Employer Plan” means a Plan maintained by the Borrowers or any member of the Controlled Group for employees of the Borrowers or any member of the Controlled Group.

“S&P” means Standard & Poor’s Ratings Group and its successors.

“Stabilized Retail Projects” mean any neighborhood shopping centers, community shopping centers, stand-alone, triple net retail properties and any other stabilized Projects approved by the Administrative Agent, but not including any Projects included in Construction in Progress.

“Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.  Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Borrowers.

“Substantial Portion” means, with respect to the Property of the Borrowers and its Subsidiaries, Property which represents more than 10% of then-current Total Asset Value.

“Swingline Advances” means, as of any date, collectively, all Swingline Loans then outstanding under this Facility.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans not exceeding $10,000,000, which is included in, and is not in addition to, the Swingline Lender’s total Commitment hereunder.

“Swingline Lender” shall mean KeyBank National Association, in its capacity as a Lender, and at the option of a new Administrative Agent, any successor Administrative Agent.

“Swingline Loan” means a loan made by the Swingline Lender pursuant to Section 2.16 hereof.

“Taxes” means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

“Total Asset Value” means, as of any date, (i) Adjusted Annual NOI attributable to Projects owned by the Borrowers or a member of the Consolidated Group (excluding 100% of the Adjusted Annual NOI attributable to Projects not owned for the entire fiscal quarter for which Adjusted Annual NOI is calculated) divided by the Capitalization Rate, plus (ii) 100% of the price paid for any such Projects first acquired by the

Borrowers or a member of the Consolidated Group during such fiscal quarter, plus (iii) cash, Cash Equivalents, Marketable Securities and Marketable REIT Securities owned by the Consolidated Group as of the end of such fiscal quarter (provided that Marketable Securities and Marketable REIT Securities shall not constitute more than 5% of Total Asset Value), plus (iv) the Consolidated Group’s Pro Rata Share of (A) Adjusted Annual NOI attributable to Projects owned by Investment Affiliates (excluding Adjusted Annual NOI attributable to Projects not owned for the entire fiscal quarter on which Adjusted Annual NOI is calculated) divided by (B) the Capitalization Rate, plus (v) the Consolidated Group Pro Rata Share of the price paid for such Projects first acquired by an Investment Affiliate during such quarter (provided that the value of clauses (iv) and (v) in the aggregate shall not constitute more than 20% of Total Asset Value) plus (vi) Construction in Progress at book value (provided that Construction in Progress shall not constitute more than 10% of Total Asset Value), plus (vii) First Mortgage Receivables owned by the Consolidated Group at the lower of book value or market value (provided that First Mortgage Receivables shall not exceed 10% of Total Asset Value), plus (viii) Unimproved Land at book value not to exceed 5% of the Total Asset Value, all such limitations to be calculated and determined in the order and manner shown on the form of compliance certificate attached as Exhibit C.

“Transferee” is defined in Section 12.4.

“Type” means, with respect to any Advance, its nature as a Floating Rate Advance or LIBOR Rate Advance.

“Unfunded Liabilities” means the amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans.

“Unimproved Land” means, as of any date, any land which (i) is not appropriately zoned for retail development, (ii) does not have access to all necessary utilities or (iii) does not have access to publicly dedicated streets, unless such land has been designated in writing by the Borrowers in a certificate delivered to the Administrative Agent as land that is reasonably expected to satisfy all such criteria within twelve (12) months after such date.  For purposes of clarification, if any such land has been so designated, it shall be deemed to be included in Construction in Progress as of such date of designation and from and after such date shall not be considered Unimproved Land.

“Unmatured Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

“Unsecured Indebtedness” means, with respect to any Person, all Indebtedness of such Person for borrowed money that does not constitute Secured Indebtedness.

“Unused Fee” is defined in Section 2.5.

“Unused Fee Percentage” means, with respect to any day during a calendar quarter, (i) 0.125% per annum, if the sum of the Advances and the Facility Letter of Credit Obligations outstanding on such day is 50% or more of the Aggregate Commitment or (ii) 0.20% per annum, if the sum of the Advances and Facility Letter of Credit Obligations outstanding on such day is less than 50% of the Aggregate Commitment.

“Wholly-Owned Subsidiary” of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II.

THE CREDIT

2.1.

Generally.

  Subject to the terms and conditions of this Agreement, Lenders severally agree to make Advances through the Administrative Agent to Borrowers from time to time prior to the Facility Termination Date, and to support the issuance of Facility Letters of Credit under Article IIA of this Agreement, provided that the making of any such Advance or the issuance of such Facility Letter of Credit will not:

(i)

cause the then-current Outstanding Facility Amount to exceed the then-current Aggregate Commitment; or

(ii)

cause the then-current outstanding Swingline Advances to exceed the Swingline Commitment; or

(iii)

cause the then outstanding Facility Letters of Credit Obligations to exceed the Facility Letter of Credit Sublimit.

The Advances may be Swingline Advances, ratable Floating Rate Advances, or ratable Fixed Rate Advances.  Each Lender shall fund its Percentage of each such Advance (other than a Swingline Advance) and no Lender will be required to fund any amounts which, when aggregated with such Lender’s Percentage of all other Advances then outstanding and of all Facility Letter of Credit Obligations, would exceed such Lender’s then-current Commitment.  This facility (“Facility”) is a revolving credit facility and, subject to the provisions of this Agreement, Borrowers may request Advances hereunder, repay such Advances and reborrow Advances at any time prior to the Facility Termination Date.  The Borrowers hereby irrevocably designate and authorize the REIT, as their exclusive agent to act on their behalf in connection with the requesting, funding, maintenance, conversion, continuation and repayment of any Advances under the this Agreement, or any other matter relating to this Agreement or the Loan Documents, including without limitation any amendments thereto or consents thereunder, and agrees that the Administrative Agent and the Lenders may rely on any directions or undertakings given by the REIT, with respect to such matters without further inquiry of or confirmation from any other Borrower.  All liability of the Borrowers hereunder shall be joint and several.

2.2.

Ratable and Non-Ratable Advances.  Each Advance hereunder shall consist of Loans made from the several Lenders ratably based on each Lender’s Percentage, except for Swingline Loans which shall be made by the Swingline Lender in accordance with Section 2.16.  The ratable Advances may be Floating Rate Advances, LIBOR Rate Advances or a combination thereof, selected by the Borrowers in accordance with Sections 2.8 and 2.9.

2.3.

Applicable Margin.  The Applicable Margins will vary from time to time based on the Leverage Ratio.  The Applicable Margins will be adjusted only quarterly on the forty-fifth (45th) day after the close of each fiscal quarter, based on the Leverage Ratio as of the last day of the preceding fiscal quarter.  Borrower shall provide the quarterly statements described in Section 6.1(iii) below to the Administrative Agent in order for it to make such determination and if such information is not provided in a timely fashion then the highest Applicable Margins in the grids below shall be applicable until such information is provided.

Leverage Ratio	LIBOR Applicable Margin	ABR Applicable Margin
< 45%	120 bps	0 bps
≥ 45%, but < 50%	130 bps	0 bps
≥ 50%, but < 55%	140 bps	0 bps
≥ 55%, but < 60%	155 bps	0 bps
≥ 60%	170 bps	25 bps

2.4.

Final Principal Payment.

  Any outstanding Advances and all other unpaid Obligations shall be paid in full by the Borrowers on the Facility Termination Date.

2.5.

Unused Fee.

  The Borrowers agree to pay to the Administrative Agent for the account of each Lender an unused facility fee (the “Unused Fee”) equal to an aggregate amount computed on a daily basis by multiplying (i) the Unused Fee Percentage applicable to such day, expressed as a per diem rate, times (ii) the excess of the Aggregate Commitment over the Outstanding Facility Amount on such day.  The Unused Fee shall be payable quarterly in arrears on the first Business Day of each calendar quarter (for the prior calendar quarter) and upon any termination of the Aggregate Commitment in its entirety.

2.6.

Other Fees.

  The Borrowers agree to pay all fees payable to the Administrative Agent pursuant to the Borrowers’ letter agreement with the Administrative Agent and Bank of America, N.A. dated as of April 11, 2005.

2.7.

Minimum Amount of Each Advance.

  Each Advance shall be in the minimum amount of $1,000,000; provided, however, that any Floating Rate Advance may be in the amount of the unused Aggregate Commitment.

2.8.

Optional Principal Payments

.  The Borrowers may from time to time pay, without penalty or premium, all or any part of outstanding Floating Rate Advances without prior notice to the Administrative Agent.  A Fixed Rate Advance may be paid on the last day of the applicable Interest Period or, if and only if the Borrowers pay any amounts due to the Lenders under Sections 3.4 and 3.5 as a result of such prepayment, on a day prior to such last day, provided that the Borrowers have given the Administrative Agent at least one (1) Business Day prior notice thereof.

2.9.

Method of Selecting Types and Interest Periods for New Advances.

  The Borrowers shall select the Type of Advance and, in the case of each Fixed Rate Advance, the LIBOR Interest Period applicable to each Advance from time to time.  The Borrowers shall give the Administrative Agent irrevocable notice (a “Borrowing Notice”) in the form attached as Exhibit G and made a part hereof (i) not later than 1:00 p.m. Cleveland, Ohio time on the Business Day immediately preceding the Borrowing Date of each Floating Rate Advance, (ii) not later than 10:00 a.m. Cleveland, Ohio time, at least three (3) Business Days before the Borrowing Date for each LIBOR Rate Advance and (iii) not later than 10:00 a.m. Cleveland, Ohio time on the same day as the Borrowing Date for each Swingline Advance, which shall specify:

(i)

the Borrowing Date, which shall be a Business Day, of such Advance,

(ii)

the aggregate amount of such Advance,

(iii)

the Type of Advance selected, and

(iv)

in the case of each Fixed Rate Advance, the LIBOR Interest Period applicable thereto.

Each Lender shall make available its Loan or Loans, in funds immediately available in Cleveland, Ohio to the Administrative Agent at its address specified pursuant to Article XIII on each Borrowing Date not later than (i) 10:00 a.m. (Cleveland, Ohio time), in the case of Floating Rate Advances (other than Swingline Advances), or (ii) noon (Cleveland, Ohio time) in the case of all other Advances.  The Administrative Agent will make the funds so received from the Lenders available to the Borrowers at the Administrative Agent’s aforesaid address.

No LIBOR Interest Period may end after the Facility Termination Date.  Unless the Required Lenders otherwise agree in writing, in no event may there be more than six (6) different LIBOR Interest Periods for LIBOR Advances in effect at any one time.

2.10.

Conversion and Continuation of Outstanding Advances.

  Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Fixed Rate Advances.  Each Fixed Rate Advance shall continue as a Fixed Rate Advance until the end of the then applicable Interest Period therefor, at which time such Fixed Rate Advance shall be automatically converted into a Floating Rate Advance unless the Borrowers shall have given the Administrative Agent a Conversion/Continuation Notice requesting that, at the end of such Interest Period, such Fixed Rate Advance either continue as a Fixed Rate Advance for the same or another Interest Period or be converted to an Advance of another Type.  Subject to the terms of Section 2.7, the Borrowers may elect from time to time to convert all or any part of an Advance of any Type into any other Type or Types of Advances; provided that any conversion of any Fixed Rate Advance shall be made on, and only on, the last day of the Interest Period applicable thereto.  The Borrowers shall give the Administrative Agent irrevocable notice (a “Conversion/Continuation Notice”) of each conversion of an Advance to a Fixed Rate Advance or continuation of a Fixed Rate Advance not later than 10:00 a.m. (Cleveland, Ohio time), at least three Business Days, in the case of a conversion into or continuation of a LIBOR Advance, prior to the date of the requested conversion or continuation, specifying:

(i)

the requested date which shall be a Business Day, of such conversion or continuation;

(ii)

the aggregate amount and Type of the Advance which is to be converted or continued; and

(iii)

the amount and Type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a Fixed Rate Advance, the duration of the Interest Period applicable thereto.

2.11.

Changes in Interest Rate, Etc.

  Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is converted from a Fixed Rate Advance into a Floating Rate Advance pursuant to Section 2.10 to but excluding the date it becomes due or is converted into a Fixed Rate Advance pursuant to Section 2.10 hereof, at a rate per annum equal to the Floating Rate for such day.  Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate.  Each Fixed Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Fixed Rate Advance.

2.12.

Rates Applicable After Default

.  Notwithstanding anything to the contrary contained in Section 2.9 or 2.10, during the continuance of a Default or Unmatured Default the Required Lenders may, at their option, by notice to the Borrowers (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued as a Fixed Rate Advance.  During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrowers (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (i) each Fixed Rate Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum and (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate otherwise applicable to the Floating Rate Advance plus 2% per annum; provided, however, that the Default Rate shall become applicable automatically if a Default occurs under Section 7.1 or 7.2, unless waived by the Required Lenders.

2.13.

Method of Payment.

  All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available United States funds to the Administrative Agent at the Administrative Agent’s address specified pursuant to Article XIII, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrowers, by noon (Cleveland time) on the date when due and shall be applied ratably by the Administrative Agent among the Lenders.

(i)

As provided elsewhere herein, all Lenders’ interests in the Advances and the Loan Documents shall be ratable undivided interests and none of such Lenders’ interests shall have priority over the others.  Each payment delivered to the Administrative Agent for the account of any Lender or amount to be applied or paid by the Administrative Agent to any Lender shall be paid promptly (on the same day as received by the Administrative Agent if received prior to noon (Cleveland time) on such day and otherwise on the next Business Day) by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at such Lender’s address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender.  Payments received by the Administrative Agent but not timely funded to the Lenders shall bear interest payable by the Administrative Agent at the Federal Funds Effective Rate from the date due until the date paid.  The Administrative Agent is hereby authorized to charge the account of the REIT or the Operating Partnership maintained with KeyBank for each payment of principal, interest and fees as it becomes due hereunder.

2.14.

Notes; Telephonic Notices.

  Each Lender is hereby authorized to record the principal amount of each of its Loans and each repayment on the schedule attached to its Note, provided, however, that the failure to so record shall not affect the Borrowers’ obligations under such Note.  The Administrative Agent will at the request of the Borrowers, from time to time, but not more often than monthly, provide notice of the amount of the outstanding Aggregate Commitment, the Type of Advance, and the applicable interest rate, if for a Fixed Rate Advance.  Upon a Lender’s furnishing to Borrowers an affidavit to such effect, if a Note is mutilated, destroyed, lost or stolen, Borrowers shall deliver to such Lender, in substitution therefore, a new note containing the same terms and conditions as such Note being replaced.

2.15.

Interest Payment Dates; Interest and Fee Basis.

  Interest accrued on each Advance shall be payable (i) on each Payment Date, commencing with the first such date to occur after the date hereof, (ii) at maturity, whether by acceleration or otherwise, and (iii) upon any termination of the Aggregate Commitment in its entirety under Section 2.1 hereof.  Interest, Unused Fees, Facility Letter of Credit Fees and all other Fees shall be calculated for actual days elapsed on the basis of a 360-day year.  Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (Cleveland time) at the place of payment.  If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

2.16.

Swingline Advances.

  In addition to the other options available to the Borrowers hereunder, the Swingline Commitment shall be available for Swingline Advances subject to the following terms and conditions.  Swingline Advances shall be made available for same day borrowings provided that notice is given in accordance with Section 2.9 hereof.  All Swingline Advances shall bear interest at the Floating Rate.  In no event shall the Swingline Lender be required to fund a Swingline Advance if it would increase the total aggregate outstanding Loans by Swingline Lender hereunder plus its Percentage of Facility Letter of Credit Obligations to an amount in excess of the Swingline Lender’s Commitment.  No Swingline Advance may be

made to repay a Swingline Advance, but Borrowers may repay Swingline Advances from subsequent pro rata Advances hereunder.  On the third (3rd) Business Day after such a Swingline Advance was made, if such Swingline Advance has not been paid, each Lender irrevocably agrees to purchase its Percentage of any Swingline Advance made by the Swingline Lender regardless of whether the conditions for disbursement are satisfied at the time of such purchase, including the existence of an Unmatured Default or Default hereunder provided that Swingline Lender did not have actual knowledge of such Unmatured Default or Default at the time the Swingline Advance was made and provided further that no Lender shall be required to have total outstanding Loans plus its Percentage of Facility Letters of Credit exceed its Commitment.  Such purchase shall take place on the date of the request by Swingline Lender so long as such request is made by noon (Cleveland time), and otherwise on the Business Day following such request.  All requests for purchase shall be in writing.  From and after the date it is so purchased, each such Swingline Advance shall, to the extent purchased, (i) be treated as a Loan made by the purchasing Lenders and not by the selling Lender for all purposes under this Agreement and the payment of the purchase price by a Lender shall be deemed to be the making of a Loan by such Lender and shall constitute outstanding principal under such Lender’s Note, and (ii) shall no longer be considered a Swingline Advance except that all interest accruing on or attributable to such Swingline Advance for the period prior to the date of such purchase shall be paid when due by the Borrowers to the Administrative Agent for the benefit of the Swingline Lender and all such amounts accruing on or attributable to such Loans for the period from and after the date of such purchase shall be paid when due by the Borrowers to the Administrative Agent for the benefit of the purchasing Lenders.  If prior to purchasing its Percentage of a Swingline Advance one of the events described in Section 7.7 shall have occurred and such event prevents the consummation of the purchase contemplated by preceding provisions, each Lender will purchase an undivided participating interest in the outstanding Swingline Advance in an amount equal to its Percentage of such Swingline Advance.  From and after the date of each Lender’s purchase of its participating interest in a Swingline Advance, if the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded); provided, however, that in the event that such payment was received by the Swingline Lender and is required to be returned to the Borrowers, each Lender will return to the Swingline Lender any portion thereof previously distributed by the Swingline Lender to it.  If any Lender fails to so purchase its Percentage of any Swingline Advance, such Lender shall be deemed to be a Defaulting Lender hereunder.

2.17.

Notification of Advances, Interest Rates and Prepayments.

  The Administrative Agent will notify each Lender of the contents of each Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder not later than the close of business on the Business Day such notice is received by the Administrative Agent.  The Administrative Agent will notify each Lender of the interest rate applicable to each Fixed Rate Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

2.18.

Lending Installations.

Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time.  All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation.  Each Lender may, by written or telex notice to the Administrative Agent and the Borrowers, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

2.19.

Non-Receipt of Funds by the Administrative Agent.

Unless the Borrowers or a Lender, as the case may be, notifies the Administrative Agent prior to the time at which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrowers, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made.  The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption.  If such Lender or the

Borrowers, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by the Borrowers, the interest rate applicable to the relevant Loan.  If such Lender so repays such amount and interest thereon to the Administrative Agent within one Business Day after such demand, all interest accruing on the Loan not funded by such Lender during such period shall be payable to such Lender when received from the Borrowers.

2.20.

Replacement of Lenders under Certain Circumstances.

The Borrowers shall be permitted to replace any Lender which (a) is not capable of receiving payments without any deduction or withholding of United States federal income tax pursuant to Section 3.5, or (b) cannot maintain its Fixed Rate Loans at a suitable Lending Installation pursuant to Section 3.3, with a replacement bank or other financial institution; provided that (i) such replacement does not conflict with any applicable legal or regulatory requirements affecting the Lenders, (ii) no Default or (after notice thereof to Borrowers) no Unmatured Default  shall have occurred and be continuing at the time of such replacement, (iii) the Borrowers shall repay (or the replacement bank or institution shall purchase, at par) all Loans and other amounts owing to such replaced Lender prior to the date of replacement, (iv) the Borrowers shall be liable to such replaced Lender under Sections 3.4 and 3.6 if any Fixed Rate Loan owing to such replaced Lender shall be prepaid (or purchased) other than on the last day of the Interest Period relating thereto, (v) the replacement bank or institution, if not already a Lender, and the terms and conditions of such replacement, shall be reasonably satisfactory to the Administrative Agent, (vi) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 12.3 (provided that the Borrowers shall be obligated to pay the processing fee referred to therein), (vii) until such time as such replacement shall be consummated, the Borrowers shall pay all additional amounts (if any) required pursuant to Section 3.5 and (viii) any such replacement shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

2.21.

Usury.

This Agreement and each Note are subject to the express condition that at no time shall Borrowers be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject any Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate.  If by the terms of this Agreement or the Loan Documents, Borrowers are at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the interest rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.  All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

2.22.

Increase in Aggregate Commitment.

The Borrowers shall also have the right from time to time, provided no Default or Unmatured Default has occurred and is then continuing, to increase the Aggregate Commitment up to a maximum of $250,000,000 by either adding new lenders as Lenders (subject to the Administrative Agent’s prior written approval of the identity of such new lenders) or obtaining the agreement, which shall be at such Lender’s or Lenders’ sole discretion, of one or more of the then current Lenders to increase its or their Commitments.  The Administrative Agent shall use commercially reasonable efforts to arrange such increased Commitments and the Borrowers’ approval of any new lenders shall not be unreasonably withheld or delayed.  On the effective date of any such increase, the Borrowers shall pay to the Administrative Agent any amounts due to it under the Fee Letter and to each lender providing such additional Commitment the up-front fee agreed to by the Borrowers.  Such increases shall be evidenced by the execution and delivery of an Amendment Regarding Increase in the form of Exhibit H attached hereto by the Borrowers, the Administrative Agent and the new lender or existing Lender providing such additional Commitment, a copy of which shall be forwarded to each Lender by the Administrative Agent promptly after execution thereof.  On the effective date of each such increase in the Aggregate Commitment, the Borrowers and the Administrative Agent shall cause the new or existing Lenders providing such increase, by either funding more than its or their Percentage of new Advances made on such date or purchasing shares of outstanding Loans held by the other Lenders or a combination thereof, to hold its or their Percentage of all Advances outstanding at the close of business on such day.  The Lenders agree to cooperate in any required sale and purchase of outstanding Advances to achieve such result.  In no event shall the Aggregate Commitment exceed $250,000,000 without the approval of all of the Lenders.

2.23.

Extension of Facility Termination Date.

The Borrowers shall have two (2) options to extend the Facility Termination Date, each for a period of one (1) year, upon satisfaction of the following conditions precedent:

(a)

The Borrowers shall provide Administrative Agent with written notice of the Borrowers’ intent to exercise either such extension option not more than ninety (90) and not less than thirty (30) days prior to the then-current Facility Termination Date;

(b)

As of the date of the Borrowers’ delivery of notice of their intent to exercise an extension option, and as of the then-current Facility Termination Date, no Default or Event of Default shall have occurred and be continuing and the Borrowers shall so certify in writing; and

(c)

On or before the then-current Facility Termination Date, the Borrowers shall pay to Administrative Agent for the benefit of the Lenders an extension fee for any extension so exercised in an amount equal to 0.15% of the Aggregate Commitment to be effective as of the first day of such extension.

ARTICLE IIA

LETTER OF CREDIT SUBFACILITY

2A.1

Obligation to Issue.  Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrowers herein set forth, the Issuing Bank hereby agrees to issue for the account of the Borrowers, one or more Facility Letters of Credit in accordance with this Article IIA, from time to time during the period commencing on the Agreement Effective Date and ending on a date sixty (60) days prior to the Facility Termination Date.

2A.2

Types and Amounts.  The Issuing Bank shall not have any obligation to:

(i)

issue any Facility Letter of Credit if the aggregate maximum amount then available for drawing under Letters of Credit issued by such Issuing Bank, after giving effect to the Facility Letter of Credit requested hereunder, shall exceed any limit imposed by law or regulation upon such Issuing Bank;

(ii)

issue any Facility Letter of Credit if, after giving effect thereto, (1) the then applicable Outstanding Facility Amount would exceed the then current Aggregate Commitment or (2) the Facility Letter of Credit Obligations would exceed the Facility Letter of Credit Sublimit; or

(iii)

issue any Facility Letter of Credit having an expiration date, or containing automatic extension provisions to extend such date, to a date beyond the sixtieth (60th) day prior to the Facility Termination Date.

2A.3

Conditions.  In addition to being subject to the satisfaction of the conditions contained in Article IV hereof and in the balance of this Article IIA, the obligation of the Issuing Bank to issue any Facility Letter of Credit is subject to the satisfaction in full of the following conditions:

(i)

the Borrowers shall have delivered to the Issuing Bank at such times and in such manner as the Issuing Bank may reasonably prescribe such documents and materials as may be reasonably required pursuant to the terms of the proposed Facility Letter of Credit (it being understood that if any inconsistency exists between such documents and the Loan Documents, the terms of the Loan Documents shall control) and the proposed Facility Letter of Credit shall be reasonably satisfactory to the Issuing Bank as to form and content;

(ii)

as of the date of issuance, no order, judgment or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain the Issuing Bank from issuing the requested Facility Letter of Credit and no law, rule or regulation applicable to the Issuing Bank and no request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuing Bank shall prohibit or request that the Issuing Bank refrain from the issuance of Letters of Credit generally or the issuance of the requested Facility Letter of Credit in particular; and

(iii)

there shall not exist any Default or Unmatured Default.

2A.4

Procedure for Issuance of Facility Letters of Credit.

(i)

Borrowers shall give the Issuing Bank and the Administrative Agent at least three (3) Business Days’ prior written notice of any requested issuance of a Facility Letter of Credit under this Agreement (a “Letter of Credit Request”), such notice shall be irrevocable, except as provided in Section 2A.4(ii) below, and shall specify:

(a)

the stated amount of the Facility Letter of Credit requested (which stated amount shall not be less than $50,000);

(b)

the effective date (which day shall be a Business Day) of issuance of such requested Facility Letter of Credit (the “Issuance Date”);

(c)

the date on which such requested Facility Letter of Credit is to expire (which day shall be a Business Day which is not less than sixty (60) days prior to the Facility Termination Date);

(d)

the purpose for which such Facility Letter of Credit is to be issued;

(e)

the Person for whose benefit the requested Facility Letter of Credit is to be issued; and

(f)

any special language required to be included in the Facility Letter of Credit.

At the time such request is made, the Borrowers shall also provide the Administrative Agent and the Issuing Bank with a copy of the form of the Facility Letter of Credit that the Borrowers are requesting be issued and shall execute and deliver the Issuing Bank’s customary letter of credit application and reimbursement agreement with respect thereto.  Such notice, to be effective, must be received by such Issuing Bank and the Administrative Agent not later than noon (Cleveland time) on the last Business Day on which notice can be given under this Section 2A.4(a).  Administrative Agent shall, promptly upon request by a Lender, provide a copy of such Letter of Credit Request to such Lender.

(ii)

Subject to the terms and conditions of this Article IIA and provided that the applicable conditions set forth in Article IV hereof have been satisfied, the Issuing Bank shall, on the

Issuance Date, issue a Facility Letter of Credit on behalf of the Borrowers in accordance with the Letter of Credit Request and the Issuing Bank’s usual and customary business practices unless the Issuing Bank has actually received (i) written notice from the Borrowers specifically revoking the Letter of Credit Request with respect to such Facility Letter of Credit given not later than the Business Day immediately preceding the Issuance Date, or (ii) written or telephonic notice from the Administrative Agent stating that the issuance of such Facility Letter of Credit would violate Section 2A.2.

(iii)

The Issuing Bank shall give the Administrative Agent (who shall promptly notify Lenders) and the Borrowers written or telex notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Facility Letter of Credit (the “Issuance Notice”).

(iv)

The Issuing Bank shall not extend or amend any Facility Letter of Credit unless the requirements of this Section 2A.4 are met as though a new Facility Letter of Credit was being requested and issued.

2A.5

Reimbursement Obligations; Duties of Issuing Bank.

(i)

The Issuing Bank shall promptly notify the Borrowers and the Administrative Agent (who shall promptly notify Lenders) of any draw under a Facility Letter of Credit.  Any such draw shall not be deemed to be a default hereunder but shall constitute an Advance of the Facility in the amount of the Reimbursement Obligation with respect to such Facility Letter of Credit and shall bear interest from the date of the relevant drawing(s) under the pertinent Facility Letter of Credit at the Floating Rate; provided that if a Default or an Unmatured Default exists at the time of any such drawing(s), then the Borrowers shall reimburse the Issuing Bank for drawings under a Facility Letter of Credit issued by the Issuing Bank no later than the next succeeding Business Day after the payment by the Issuing Bank and until repaid such Reimbursement Obligation shall bear interest at the Default Rate.

(ii)

Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Facility Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put the Issuing Bank under any resulting liability to any Lender or, provided that such Issuing Bank has complied with the procedures specified in Section 2A.4, relieve any Lender of its obligations hereunder to the Issuing Bank. In determining whether to pay under any Facility Letter of Credit, the Issuing Bank shall have no obligation relative to the Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered in compliance, and that they appear to comply on their face, with the requirements of such Letter of Credit.

2A.6

Participation.

(i)

Immediately upon issuance by the Issuing Bank of any Facility Letter of Credit in accordance with the procedures set forth in this Article IIA, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Issuing Bank, without recourse, representation or warranty (except as to ownership), an undivided interest and participation equal to such Lender’s Percentage in such Facility Letter of Credit (including, without limitation, all obligations of the Borrowers with respect thereto) and all related rights hereunder.  Each Lender’s obligation to make further Loans to Borrowers (other than any payments such Lender is required to make under subparagraph (b) below) or to purchase an interest from the Issuing Bank in any subsequent Facility Letters of Credit issued by the Issuing Bank on behalf of Borrowers shall be reduced by such Lender’s Percentage of the undrawn portion of each Facility Letter of Credit outstanding.

(ii)

In the event that the Issuing Bank makes any payment under any Facility Letter of Credit and the Borrowers shall not have repaid such amount to the Issuing Bank pursuant to Section 2A.7 hereof, the Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Administrative Agent for the account of the Issuing Bank the amount of such Lender’s Percentage of the unreimbursed amount of such payment, and the Administrative Agent shall promptly pay such amount to the Issuing Bank.  A Lender’s payments of its Percentage of such Reimbursement Obligation as aforesaid shall be deemed to be a Loan by such Lender and shall constitute outstanding principal under such Lender’s Note.  The failure of any Lender to make available to the Administrative Agent for the account of the Issuing Bank its Percentage of the unreimbursed amount of any such payment shall not relieve any other Lender of its obligation hereunder to make available to the Administrative Agent for the account of such Issuing Bank its Percentage of the unreimbursed amount of any payment on the date such payment is to be made, but no Lender shall be responsible for the failure of any other Lender to make available to the Administrative Agent its Percentage of the unreimbursed amount of any payment on the date such payment is to be made.  Any Lender which fails to make any payment required pursuant to this Section 2A.6(ii) shall be deemed to be a Defaulting Lender hereunder.

(iii)

Whenever the Issuing Bank receives a payment on account of a Reimbursement Obligation, including any interest thereon, the Issuing Bank shall promptly pay to the Administrative Agent and the Administrative Agent shall promptly (on the same day as received by the Administrative Agent if received prior to noon (Cleveland time) on such day and otherwise on the next Business Day) pay to each Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Lender’s Percentage thereof.

(iv)

Upon the request of the Administrative Agent or any Lender, the Issuing Bank shall furnish to such Administrative Agent or Lender copies of any Facility Letter of Credit to which the Issuing Bank is party and such other documentation as may reasonably be requested by the Administrative Agent or Lender.

(v)

The obligations of a Lender to make payments to the Administrative Agent for the account of the Issuing Bank with respect to a Facility Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, set-off, qualification or exception whatsoever other than a failure of any such Issuing Bank to comply with the terms of this Agreement relating to the issuance of such Facility Letter of Credit, including without limitation the issuance of such Facility Letter of Credit when the Issuing Bank has actual knowledge of the existence of a Default, and such payments shall be made in accordance with the terms and conditions of this Agreement under all circumstances.

2A.7

Payment of Reimbursement Obligations.

(i)

The Borrowers agree to pay to the Administrative Agent for the account of the Issuing Bank the amount of all Advances for Reimbursement Obligations, interest and other amounts payable to the Issuing Bank under or in connection with any Facility Letter of Credit when due, irrespective of any claim, set-off, defense or other right which the Borrowers may have at any time against any Issuing Bank or any other Person, under all circumstances, including without limitation any of the following circumstances:

(a)

any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

(b)

the existence of any claim, setoff, defense or other right which the Borrowers may have at any time against a beneficiary named in a Facility Letter of Credit or any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Issuing Bank, any Lender, or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrowers and the beneficiary named in any Facility Letter of Credit);

(c)

any draft, certificate or any other document presented under the Facility Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect of any statement therein being untrue or inaccurate in any respect;

(d)

the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

(e)

the occurrence of any Default or Unmatured Default.

(ii)

In the event any payment by the Borrowers received by the Issuing Bank or the Administrative Agent with respect to a Facility Letter of Credit and distributed by the Administrative Agent to the Lenders on account of their participations is thereafter set aside, avoided or recovered from the Administrative Agent or Issuing Bank in connection with any receivership, liquidation, reorganization or bankruptcy proceeding, each Lender which received such distribution shall, upon demand by the Administrative Agent, contribute such Lender’s Percentage of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Issuing Bank or the Administrative Agent upon the amount required to be repaid by the Issuing Bank or the Administrative Agent.

2A.8

Compensation for Facility Letters of Credit.

(i)

The Borrowers shall pay to the Administrative Agent, for the ratable account of the Lenders (including the Issuing Bank), based upon the Lenders’ respective Percentages, a per annum fee (the “Facility Letter of Credit Fee”) as a percentage of the face amount of each Facility Letter of Credit outstanding equal to the LIBOR Applicable Margin in effect from time to time while such Facility Letter of Credit is outstanding.  The Facility Letter of Credit Fee relating to any Facility Letter of Credit shall accrue on a daily basis and shall be due and payable in arrears on the first Business Day of each calendar quarter following the issuance of such Facility Letter of Credit and, to the extent any such fees are then due and unpaid, on the Facility Termination Date or any other earlier date that the Obligations are due and payable in full.  The Administrative Agent shall promptly (on the same day as received by the Administrative Agent if received prior to noon (Cleveland time) on such day and otherwise on the next Business Day)  remit such Facility Letter of Credit Fees, when paid, to the other Lenders in accordance with their Percentages thereof.  The Borrowers shall not have any liability to any Lender for the failure of the Administrative Agent to promptly deliver funds to any such Lender and shall be deemed to have made all such payments on the date the respective payment is made by the Borrowers to the Administrative Agent, provided such payment is received by the time specified in Section 2.13 hereof.

(ii)

The Issuing Bank also shall have the right to receive solely for its own account an issuance fee equal to the greater of (A) $1,500 or (B) one-eighth of one percent (0.125%) per annum to be calculated on the face amount of each Facility Letter of Credit for the stated duration thereof, based on the actual number of days and using a 360-day year basis.  The issuance fee shall be payable by the Borrowers on the Issuance Date for each such Facility Letter of Credit and on the date of any increase therein or extension thereof.  The Issuing Bank shall also be entitled to receive its reasonable out-of-pocket costs and the Issuing Bank’s standard charges of issuing, amending and servicing Facility Letters of Credit and processing draws thereunder.

2A.9

Letter of Credit Collateral Account.  The Borrowers hereby agree that it will immediately upon the request of the Administrative Agent, establish a special collateral account (the “Letter of Credit Collateral Account”) at the Administrative Agent’s office at the address specified pursuant to Article XIII, in the name of the Borrowers but under the sole dominion and control of the Administrative Agent, for the benefit of the Lenders, and in which the Borrowers shall have no interest other than as set forth in Section 8.1.  The Letter of Credit Collateral Account shall hold the deposits the Borrowers are required to make after a Default on account of any outstanding Facility Letters of Credit as described in Section 8.1.  In addition to the foregoing, the Borrowers hereby grant to the Administrative Agent, for the benefit of the Lenders, a security interest in and to the Letter of Credit Collateral Account and any funds that may hereafter be on deposit in such account, including income earned thereon, and, if requested by the Administrative Agent, agree to execute any documentation requested by the Administrative Agent to perfect such security interest.  The Lenders acknowledge and agree that the Borrowers have no obligation to fund the Letter of Credit Collateral Account unless and until so required under Section 8.1 hereof.

ARTICLE III.

CHANGE IN CIRCUMSTANCES

3.1.

Yield Protection.

If, on or after the date of this Agreement, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

(i)

subjects any Lender or any applicable Lending Installation to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender in respect of its LIBOR Rate Loans, or

(ii)

imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Fixed Rate Advances), or

(iii)

imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining its Fixed Rate Loans, or reduces any amount receivable by any Lender or any applicable Lending Installation  in connection with its Fixed Rate Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Fixed Rate Loans, by an amount deemed material by such Lender  as the case may be, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation, as the case may be, of making or maintaining its Fixed Rate Loans or Commitment or to reduce the return received by such Lender or applicable Lending Installation in connection with such Fixed Rate Loans or Commitment, then, within 15 days of demand by such Lender or the Borrowers shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received.

3.2.

Changes in Capital Adequacy Regulations.

If a Lender in good faith determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender  is increased as a result of a Change (as hereinafter defined), then, within 15 days of demand by such Lender, the Borrowers shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender in good faith determines is attributable to this Agreement, its outstanding credit exposure hereunder or its obligation to make Loans hereunder (after taking into account such Lender’s policies as to capital adequacy).  “Change” means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines (as hereinafter defined) or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender.  “Risk-Based Capital Guidelines” means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled “International Convergence of Capital Measurements and Capital Standards,” including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

3.3.

Availability of Types of Advances.

If any Lender in good faith determines that maintenance of any of its Fixed Rate Loans at a suitable Lending Installation would violate any applicable law, rule, regulation or directive, whether or not having the force of law, the Administrative Agent shall, with written notice to Borrowers, suspend the availability of the affected Type of Advance and require any Fixed Rate Advances of the affected Type to be repaid; or if the Required Lenders in good faith determine that (i) deposits of a type or maturity appropriate to match fund Fixed Rate Advances are not available, the Administrative Agent shall, with written notice to Borrowers, suspend the availability of the affected Type of Advance with respect to any Fixed Rate Advances made after the date of any such determination, or (ii) an interest rate applicable to a Type of Advance does not accurately reflect the cost of making a Fixed Rate Advance of such Type, then, if for any reason whatsoever the provisions of Section 3.1 are inapplicable, the Administrative Agent shall, with written notice to Borrower, suspend the availability of the affected Type of Advance with respect to any Fixed Rate Advances made after the date of any such determination.  If the Borrowers are required to so repay a Fixed Rate Advance, the Borrowers may concurrently with such repayment borrow from the Lenders, in the amount of such repayment, a Loan bearing interest at the Floating Rate.

3.4.

Funding Indemnification.

If any payment of a ratable Fixed Rate Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a ratable Fixed Rate Advance is not made on the date specified by the Borrowers for any reason other than default by the Lenders or as a result of unavailability pursuant to Section 3.3, the Borrowers will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost (incurred or expected to be incurred) in liquidating or employing deposits acquired to fund or maintain the ratable Fixed Rate Advance and shall pay all such losses or costs within fifteen (15) days after written demand therefor.  The parties hereto agree that although the calculation of the losses and costs due pursuant to this Section 3.4 will be based on the applicable Fixed Rate for the Fixed Rate Advance being repaid prior to the end of the applicable LIBOR Interest Period, a change to the Applicable Margin pursuant to the terms of this Agreement without a change to the applicable LIBOR Base Rate shall not constitute the payment of a ratable Fixed Rate Advance which would result in breakage costs under the terms of this Section 3.4.

3.5.

Taxes.

(i)

All payments by the Borrowers to or for the account of any Lender or the Administrative Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all Taxes.  If the Borrowers shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrowers shall make such deductions, (c) the Borrowers shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) the Borrowers shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

(ii)

In addition, the Borrowers hereby agree to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note (“Other Taxes”).

(iii)

The Borrowers hereby agree to indemnify the Administrative Agent and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by the Administrative Agent or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto.  Payments due under this indemnification shall be made within 30 days of the date the Administrative Agent or such Lender makes demand therefor pursuant to Section 3.6.

(iv)

Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a “Non-U.S. Lender”) agrees that it will, not more than ten Business Days after the date it becomes a party to this Agreement, (i) deliver to each of the Borrowers and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to each of the Borrowers and the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax.  Each Non-U.S. Lender further undertakes to deliver to each of the Borrowers and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrowers or the Administrative Agent.  All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrowers and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

(v)

For any period during which a Non-U.S. Lender has failed to provide the Borrowers with an appropriate form pursuant to clause (iv), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.5 with respect to Taxes imposed by the United States.

(vi)

Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrowers (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate following receipt of such documentation.

(vii)

If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent).  The obligations of the Lenders under this Section 3.5(vii) shall survive the payment of the Obligations and termination of this Agreement and any such Lender obligated to indemnify the Administrative Agent shall not be entitled to indemnification from the Borrowers with respect to such amounts, whether pursuant to this Article III or otherwise, except to the extent the Borrowers participated in the actions giving rise to such liability.

3.6.

Lender Statements; Survival of Indemnity.

To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Fixed Rate Loans to reduce any liability of the Borrowers to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of Fixed Rate Advances under Section 3.3, so long as such designation is not, in the reasonable judgment of such Lender, disadvantageous to such Lender.  Each Lender shall deliver a written statement of such Lender to the Borrowers (with a copy to the Administrative Agent) as to the amount due, if any, under Sections 3.1, 3.2, 3.4 or 3.5.  Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrowers in the absence of manifest error.  Determination of amounts payable under such Sections in connection with a Fixed Rate Loan shall be calculated as though each Lender funded its Fixed Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Fixed Rate applicable to such Loan, whether in fact that is the case or not.  Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrowers of such written statement.  The obligations of the Borrowers under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement.

ARTICLE IV.

CONDITIONS PRECEDENT

4.1.

Initial Advance.

The obligations of the Lenders hereunder shall not become effective, and the Lenders shall not be required to make the initial Advance hereunder or issue the initial Facility Letter of Credit hereunder, unless and until (a) the Borrowers shall, prior to or concurrently with such initial Advance, have paid all fees due and payable to the Lenders and the Administrative Agent hereunder, and (b) the Borrowers shall have furnished to the Administrative Agent, with sufficient copies for the Lenders, the following:

(i)

The duly executed originals of the Loan Documents, including the Notes, payable to the order of each of the Lenders and this Agreement;

(ii)

Certificates of good standing for the Borrowers from their respective states of organization, certified by the appropriate governmental officer and dated not more than thirty (30) days prior to the Agreement Execution Date;

(iii)

Copies of the formation documents (including code of regulations, if appropriate) of the Borrowers, certified by an officer of the REIT, together with all amendments thereto (or an update certificate from an officer of the REIT that there has been no change in such documents from the copies delivered under the Existing Agreement);

(iv)

Copies, certified by a Secretary or an Assistant Secretary of the REIT on behalf of the Borrowers, of the Board of Directors’ resolutions (and resolutions of other bodies, if any are reasonably deemed necessary by counsel for any Lender) authorizing the Advances provided for herein, with respect to the Borrowers, and the execution, delivery and performance of the Loan Documents to be executed and delivered by the Borrowers hereunder;

(v)

An update letter with respect to the prior opinion of the Borrowers’ counsel delivered with respect to the Existing Agreement, addressed to the Lenders in substantially the form of Exhibit F hereto or such other form as the Administrative Agent may reasonably approve;

(vi)

A certificate, signed by an officer of the REIT on behalf of the Borrowers, stating that on the initial Borrowing Date no Default or Unmatured Default has occurred and is continuing, and no Material Adverse Effect has occurred and that all representations and warranties of the Borrowers are true and correct as of the initial Borrowing Date provided that such certificate is in fact true and correct;

(vii)

The most recent financial statements of the Borrowers in the form required under Section 6.1;

(viii)

UCC financing statement searches with respect to the Borrowers from their respective states of organization and principal place of business;

(ix)

Evidence that all upfront fees due to each of the Lenders under the terms of their respective commitment letters have been paid, or will be paid out of the proceeds of the initial Advance hereunder; and

(x)

Such other documents as the Administrative Agent may have reasonably requested, the form and substance of which documents shall be reasonably acceptable to the parties and their respective counsel.

4.2.

Each Advance and Issuance.

The Lenders shall not be required to make any Advance or issue any Facility Letter of Credit unless on the applicable Borrowing Date:

(i)

There exists no Default or Unmatured Default;

(ii)

The representations and warranties contained in Article V are true and correct as of such Borrowing Date with respect to Borrowers, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date; and

(iii)

All documents incident to the making of such Advance or issuance of such Facility Letter of Credit shall be satisfactory to the Administrative Agent and its counsel.

Each Borrowing Notice and each Letter of Credit Request with respect to each such Advance shall constitute a representation and warranty by the Borrowers that the conditions contained in Sections 4.2(i) and (ii) have been satisfied.  Any Lender may require a duly completed Compliance Certificate in substantially the same form of the Certificate attached as Exhibit C.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES

The Borrowers represent and warrant to the Lenders that:

5.1.

Existence.

The REIT is a corporation duly organized and validly existing under the laws of the State of Maryland, and the Operating Partnership is a limited partnership duly organized and validly existing under the laws of the State of Illinois.  Each of the Borrowers has its principal place of business in Oak Brook, Illinois and is duly qualified as a foreign entity, properly licensed (if required), in good standing and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to be so qualified, licensed and in good standing and to have the requisite authority would not have a Material Adverse Effect.  Each of Borrowers’ Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

5.2.

Authorization and Validity.

The Borrowers have the corporate or partnership, as the case may be, power and authority and legal right to execute and deliver the Loan Documents and to perform their respective obligations thereunder.  The execution and delivery by the Borrowers of the Loan Documents and the performance of their obligations thereunder have been duly authorized by proper corporate, partnership or limited liability company proceedings, and the Loan Documents constitute legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

5.3.

No Conflict; Government Consent.

Neither the execution and delivery by the Borrowers of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrowers or any of their Subsidiaries or any Borrower’s or any Subsidiary’s articles of incorporation, by-laws, or operating agreement, or the provisions of any indenture, instrument or agreement to which any Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, except where such violation, conflict or default would not have a Material Adverse Effect, or result in the creation or imposition of any Lien in, of or on the Property of a Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement.  No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents other than the filing of a copy of this Agreement.

5.4.

Financial Statements; Material Adverse Effect.

All consolidated financial statements of the Borrowers and their Subsidiaries heretofore or hereafter delivered to the Lenders were prepared in accordance with GAAP in effect on the preparation date of such statements and fairly present in all material respects the consolidated financial condition and operations of the Borrowers and their Subsidiaries at such date and the consolidated results of their operations for the period then ended, subject, in the case of interim financial statements, to normal and customary year-end adjustments.  From the preparation date of the most recent financial statements delivered to the Lenders through the Agreement Execution Date, there was no change in the business, properties, or condition (financial or otherwise) of the Borrowers and their Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

5.5.

Taxes.

The Borrowers and their Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrowers or any of its Subsidiaries except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.  No tax liens have been filed and no claims are being asserted with respect to such taxes.  The charges, accruals and reserves on the books of the Borrowers and their Subsidiaries in respect of any taxes or other governmental charges are adequate.

5.6.

Litigation and Guarantee Obligations.

Except as set forth on Schedule 2 hereto or as set forth in written notice to the Administrative Agent from time to time, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrowers or any of their Subsidiaries which could reasonably be expected to have a Material Adverse Effect.  The Borrowers have no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 6.1 or as set forth in written notices to the Administrative Agent given from time to time after the Agreement Execution Date on or about the date such material contingent obligations are incurred.

5.7.

Subsidiaries and Investment Affiliates.

Schedule 1 hereto contains, an accurate list of all Subsidiaries and Investment Affiliates of the Borrowers, setting forth their respective jurisdictions of incorporation or formation (if requested by the Administrative Agent) and the percentage of their respective capital stock or partnership or membership interest owned by the Borrowers or other Subsidiaries if it is not a Wholly-Owned Subsidiary.  All of the issued and outstanding shares of capital stock of such Subsidiaries that are corporations have been duly authorized and issued and are fully paid and non-assessable.

5.8.

ERISA.

The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $1,000,000.  Neither Borrower nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $250,000 in the aggregate.  Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither Borrower nor any other members of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

5.9.

Accuracy of Information.

No information, exhibit or report furnished by the Borrowers or any of their Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

5.10.

Regulation U.

The Borrowers have not used the proceeds of any Advance to buy or carry any margin stock (as defined in Regulation U) in violation of the terms of this Agreement.

5.11.

Material Agreements.

Neither of the Borrowers nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect.  Neither Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default could have a Material Adverse Effect, or (ii) any agreement or instrument evidencing or governing Indebtedness, which default would constitute a Default hereunder.

5.12.

Compliance With Laws.

The Borrowers and their Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except for any non-compliance which would not have a Material Adverse Effect.  Neither Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could have a Material Adverse Effect.

5.13.

Ownership of Properties.

On the date of this Agreement, the Borrowers and their Subsidiaries will have good and marketable title, free of all Liens other than those permitted by Section 6.16, to all of the Property and assets reflected in the financial statements as owned by it.

5.14.

Investment Company Act.

Neither of the Borrowers nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

5.15.

Public Utility Holding Company Act.

Neither of the Borrowers nor any Subsidiary is a “holding company” or a “subsidiary company” of a “holding company”, or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company”, within the meaning of the Public Utility Holding Company Act of 1935, as amended.

5.16.

Solvency.

(i)

Immediately after the Agreement Execution Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Borrowers and their Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrowers and their Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Property of the Borrowers and their Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrowers and their Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrowers and their Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrowers and their Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

(ii)

Each Borrower does not intend to, or to permit any of its Subsidiaries to, and do not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

5.17.

Insurance

The Borrowers and their Subsidiaries carry insurance on their Projects with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar Projects in localities where the Borrowers and their Subsidiaries operate, including, without limitation:

(i)

Property and casualty insurance (including coverage for flood and other water damage for any Project located within a 100-year flood plain) in the amount of the replacement cost of the improvements at the Project (to the extent replacement cost insurance is maintained by companies engaged in similar business and owning similar properties);

(ii)

Builder’s risk insurance for any Project under construction in the amount of the construction cost of such Project;

(iii)

Loss of rental income insurance in the amount not less than one year’s gross revenues from the Projects; and

(iv)

Comprehensive general liability or umbrella insurance in the amount of $20,000,000 per occurrence.

5.18.

REIT Status.

The REIT is qualified as a real estate investment trust under Section 856 of the Code and currently is in compliance in all material respects with all provisions of the Code applicable to the qualification of the REIT as a real estate investment trust.

5.19.

Environmental Matters.

Each of the following representations and warranties is true and correct on and as of the Agreement Execution Date except as disclosed on Schedule 3 attached hereto and to the extent that the facts and circumstances giving rise to any such failure to be so true and correct, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(i)

To the best knowledge of the Borrowers, the Projects of the Borrowers and their Subsidiaries do not contain any Materials of Environmental Concern in amounts or concentrations which constitute a violation of, or could reasonably give rise to liability of the Borrowers or any Subsidiary under, Environmental Laws.

(a)

To the best knowledge of the Borrowers, (i) the Projects of the Borrowers and their Subsidiaries and all operations at the Projects are in compliance with all applicable Environmental Laws, and (ii) with respect to all Projects owned by a Borrower and/or its Subsidiaries (x) for at least two (2) years, have in the last two years, or (y) for less than two (2) years, have for such period of ownership, been in compliance in all material respects with all applicable Environmental Laws.

(b)

Neither of the Borrowers nor any of their Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Projects, nor does either Borrower have knowledge or reason to believe that any such notice will be received or is being threatened.

(c)

To the best knowledge of the Borrowers, Materials of Environmental Concern have not been transported or disposed of from the Projects of the Borrowers and their Subsidiaries in violation of, or in a manner or to a location which could reasonably give rise to liability of the Borrowers or any Subsidiary under, Environmental Laws, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Projects of the Borrowers and their Subsidiaries in violation of, or in a manner that could give rise to liability of the Borrowers or any Subsidiary under, any applicable Environmental Laws.

(d)

No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrowers, threatened, under any Environmental Law to which the Borrowers or any of their Subsidiaries is or, to the Borrowers’ knowledge, will be named as a party with respect to the Projects of the Borrowers and their Subsidiaries, nor are there any consent decrees or other decrees, consent orders, administrative order or other orders, or other administrative of judicial requirements outstanding under any Environmental Law with respect to the Projects of the Borrowers and their Subsidiaries.

(e)

To the best knowledge of the Borrowers, there has been no release or threat of release of Materials of Environmental Concern at or from the Projects of the Borrowers and their Subsidiaries, or arising from or related to the operations of the Borrowers and their Subsidiaries in connection with the Projects in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

5.20.

OFAC Representation.

Each Borrower is not, and shall not be at any time, a person with whom the Lenders are restricted from doing business under the regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of Treasury of the United States of America (including, those Persons named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not engage in any dealings or transactions or otherwise be associated with such persons.  In addition, the Borrowers hereby agree to provide to the Administrative Agent any information that the Administrative Agent deems necessary from time to time in order to ensure compliance with all applicable Laws concerning money laundering and similar activities.

ARTICLE VI.

COVENANTS

During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

6.1.

Financial Reporting.

The Borrowers will maintain for the Consolidated Group a system of accounting established and administered in accordance with GAAP, and furnish to the Administrative Agent and the Lenders:

(i)

As soon as available, but in any event not later than 45 days after the close of each fiscal quarter, for the Borrowers and their Subsidiaries, financial statements prepared in accordance with GAAP, including an unaudited consolidated balance sheet as of the close of each such period and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrowers and their Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, if any, all certified by an Authorized Officer of the REIT;

(ii)

As soon as available, but in any event not later than 45 days after the close of each fiscal quarter, for the Borrowers and their Subsidiaries, the following reports in form and substance reasonably satisfactory to the Administrative Agent, all certified by the chief financial officer or the chief accounting officer of the REIT:  a statement of Funds From Operations, an operating statement for each individual Project (if specifically requested by Administrative Agent), a statement detailing Consolidated Outstanding Indebtedness, Adjusted Annual NOI, a listing of capital expenditures (if requested by the Administrative Agent), a report listing and describing all Projects, including their net operating income, cash flow, cost and secured or unsecured Indebtedness assumed or incurred in connection with such acquisition, if any, summary Project information to include square footage, occupancy, Net Operating Income, anchor lease terms (if requested by the Administrative Agent), sales (if requested by the Administrative Agent and to the extent sales information is reported) and such other information on all Projects as may be reasonably requested by the Administrative Agent;

(iii)

As soon as available, but in any event not later than 90 days after the close of each fiscal year, for the Borrowers and their Subsidiaries, audited financial statements, including a consolidated balance sheet as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, prepared by independent certified public accountants of nationally recognized standing reasonably acceptable to Administrative Agent, together with such additional information and consolidating schedules as may be reasonably requested by the Administrative Agent;

(iv)

As soon as available, but in any event not later than 90 days after the close of each fiscal year, for the Borrowers and their Subsidiaries, a statement detailing the contributions to Adjusted Annual NOI from each individual Project for the prior fiscal year in form and substance reasonably satisfactory to the Administrative Agent, certified by an Authorized Officer of the REIT;

(v)

Together with the quarterly and annual financial statements required hereunder, a compliance certificate in substantially the form of Exhibit C hereto signed by the chief financial officer or chief accounting officer of the REIT showing the calculations and computations necessary to determine compliance with this Agreement and stating that, to such officer’s knowledge, no Default or Unmatured Default exists, or if, to such officer’s knowledge, any Default or Unmatured Default exists, stating the nature and status thereof;

(vi)

As soon as possible and in any event within 10 days after a responsible officer of a Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by an Authorized Officer of the REIT, describing said Reportable Event and the action which the Borrowers propose to take with respect thereto;

(vii)

As soon as possible and in any event within 10 days after receipt by a responsible officer of a Borrower, a copy of (a) any notice or claim to the effect that such Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by such Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by such Borrower or any of its Subsidiaries, which, in either case, could have a Material Adverse Effect;

(viii)

Promptly upon the furnishing thereof to the shareholders of the Borrowers, copies of all financial statements, reports and proxy statements so furnished, including without limitation all form 10-K and 10-Q reports filed with the SEC; and

(ix)

Such other information (including, without limitation, financial statements for the Borrowers and non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

6.2.

Use of Proceeds.

The Borrowers will, and will cause each of their Subsidiaries to, use the proceeds of the Advances solely (i) to repay in full the outstanding obligations under the Existing Agreement, (ii) to finance the acquisition of Projects, (iii) for working capital, and (iv) for other lawful purposes in compliance with real estate investment fund requirements.  The Borrowers will not, nor will they permit any Subsidiary to, use any of the proceeds of the Advances (i) to purchase or carry any “margin stock” (as defined in Regulation U) if such usage could constitute a violation of Regulation U by any Lender, (ii) to fund any purchase of, or offer for, any Capital Stock of any Person, unless such Person has consented to such offer prior to any public announcements relating thereto, or (iii) to make any Acquisition other than a Permitted Acquisition.

6.3.

Notice of Default.

The Borrowers will give, and will cause each of their Subsidiaries to give, prompt notice in writing to the Administrative Agent and the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise (including the filing of material litigation), which could reasonably be expected to have a Material Adverse Effect.

6.4.

Conduct of Business.

The Borrowers will do, and will cause each of their Subsidiaries to do, all things necessary to remain duly incorporated or duly qualified, validly existing and in good standing as a real estate investment trust, corporation, general partnership, limited partnership, or limited liability company, as the case may be, in its jurisdiction of incorporation/formation (except with respect to mergers permitted pursuant to Section 6.12 and Permitted Acquisitions) and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and to carry on and conduct their businesses in substantially the same manner as they are presently conducted where the failure to do so could reasonably be expected to have a Material Adverse Effect and, specifically, neither the Borrower nor its Subsidiaries may undertake any business other than the acquisition, development, ownership, management, operation and leasing of retail, single tenant and mixed-use properties, and any business activities and investments incidental thereto, including investments in Marketable REIT Securities, subject to the limitations on Permitted Investments and Permitted Acquisitions established hereunder.

6.5.

Taxes.

The Borrowers will pay, and will cause each of their Subsidiaries to pay, when due all taxes, assessments and governmental charges and levies upon them of their income, profits or Projects, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

6.6.

Insurance.

The Borrowers will, and will cause each of their Subsidiaries to, maintain insurance which is consistent with the representation contained in Section 5.17 on all their Property and the Borrowers will furnish to any Lender upon reasonable request full information as to the insurance carried.

6.7.

Compliance with Laws.

The Borrowers will, and will cause each of their Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which they may be subject, the violation of which could reasonably be expected to have a Material Adverse Effect.

6.8.

Maintenance of Properties.

The Borrowers will, and will cause each of their Subsidiaries to, do all things necessary to maintain, preserve, protect and keep their respective Projects and Properties, reasonably necessary for the continuous operation of the Projects, in good repair, working order and condition, ordinary wear and tear excepted.

6.9.

Inspection.

The Borrowers will, and will cause each of their Subsidiaries to, permit the Lenders upon reasonable notice, by their respective representatives and agents, to inspect any of the Projects, corporate books and financial records of the Borrowers and each of their Subsidiaries, to examine and make copies of the books of accounts and other financial records of the Borrowers and each of their Subsidiaries, and to discuss the affairs, finances and accounts of the Borrowers and each of their Subsidiaries with officers thereof, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may designate.

6.10.

Maintenance of Status.

The Borrowers shall at all times  maintain its status as a real estate investment trust in compliance with all applicable provisions of the Code relating to such status.

6.11.

Dividends.

The Dividend Payout Ratio of the Borrowers shall not, in any event, exceed 95%.  Notwithstanding the foregoing, but subject to the final sentence of this Section 6.11, the Borrowers shall not, during the continuation of any Default under the Loan Documents, be permitted to make or declare any dividends or similar distributions without the written consent of the Administrative Agent and Required Lenders.  The Borrowers shall, on a quarterly basis, deliver to the Administrative Agent evidence satisfactory to the Administrative Agent of the application of Dividend Reinvestment Proceeds and a certificate from the chief financial officer of the REIT that the Borrowers shall continue to be in compliance with all applicable provisions of the Code and its bylaws and operating covenants after giving effect to such dividends or distributions.  Notwithstanding the foregoing, the Borrowers shall be permitted at all times to distribute the minimum amount of dividends necessary to maintain the REIT’s tax status as a real estate investment trust.

6.12.

Merger; Sale of Assets.

Each Borrower will not, nor will it permit any of its Subsidiaries to, enter into any merger (other than mergers in which a Borrower or one of its Subsidiaries is the survivor and mergers of Subsidiaries as part of transactions that are Permitted Acquisitions provided that following such merger the target entity becomes a Wholly-Owned Subsidiary of Borrower), consolidation, reorganization or liquidation or transfer or otherwise dispose of all or a Substantial Portion of their Properties, except for (a) such transactions that occur between Wholly-Owned Subsidiaries or between Borrower and a Wholly-Owned Subsidiary and (b) mergers solely to change the jurisdiction of organization of a Subsidiary, provided that, in any event, approval in advance by the Required Lenders shall be required for transfer or disposition in any quarter of assets with an aggregate value greater than 20% of Total Asset Value, any merger resulting in an increase to the Total Asset Value of more than 25% or any merger in which the Borrowers will not each continue as a surviving entity.  Regardless of whether approval of the Required Lenders is necessary, for any sale, merger, or transfer of any Property or ownership interest in a Project which causes the aggregate value of such transactions in a single calendar quarter to exceed $100,000,000, Borrowers will give prior notice to the Administrative Agent and will deliver to the Administrative Agent a pro-forma compliance certificate based on the results of such transaction demonstrating compliance with the covenants contained herein.

6.13.

INTENTIONALLY DELETED.

6.14.

Sale and Leaseback.

Neither Borrower will, nor will either Borrower permit any of its Subsidiaries to, sell or transfer a Substantial Portion of their Properties in order to concurrently or subsequently lease such Properties as lessee.

6.15.

Acquisitions and Investments.

The Borrowers will not, nor will they permit any Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except:

(i)

Cash Equivalents, Marketable Securities and Marketable REIT Securities;

(ii)

Investments in existing Subsidiaries, Investments in Subsidiaries formed for the purpose of developing or acquiring retail Properties, Investments in joint ventures and partnerships engaged solely in the business of purchasing, developing, owning, operating, leasing and managing retail properties;

(iii)

transactions permitted pursuant to Section 6.12;

(iv)

Permitted Investments pursuant to Section 6.23;

(v)

Acquisitions of Persons whose primary operations consist of the ownership, development, operation and management of retail properties; and

(vi)

Acquisition of any advisors and property management companies owned or controlled by The Inland Group, Inc. or controlled by the controlling shareholders of The Inland Group, Inc.;

provided that, after giving effect to such Acquisitions and Investments, Borrowers continues to comply with all its covenants herein.  Acquisitions permitted pursuant to this Section 6.15 shall be deemed to be “Permitted Acquisitions”.

6.16.

Liens.

Neither Borrower will, nor will either Borrower permit any of its Subsidiaries to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrowers or any of their Subsidiaries, except:

(i)

Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

(ii)

Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on their books;

(iii)

Liens arising out of pledges or deposits under workers’ compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

(iv)

Easements, restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrowers or their Subsidiaries; and

(v)

First priority Liens other than Liens described in subsections (i) through (iv) above arising in connection with any Indebtedness permitted hereunder to the extent such Liens will not result in a Default in any of Borrower’s covenants herein.

Liens permitted pursuant to this Section 6.16 shall be deemed to be “Permitted Liens”.

6.17.

Affiliates.

The Borrowers will not, nor will they permit any of their Subsidiaries to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Borrowers’ or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Borrowers or such Subsidiary than the Borrowers or such Subsidiary would obtain in a comparable arms-length transaction.

6.18.

Financial Undertakings.

The Borrowers will not enter into or remain liable upon, nor will they permit any Subsidiary to enter into or remain liable upon, any Financial Undertaking, except to the extent required to protect the Borrowers and their Subsidiaries against increases in interest payable by them under variable interest Indebtedness.

6.19.

Variable Interest Indebtedness.

The Borrowers and their Subsidiaries shall not at any time permit the outstanding principal balance of any Consolidated Outstanding Indebtedness which bears interest at an interest rate that is not fixed through the maturity date of such Indebtedness to exceed twenty-five percent (25%) of Total Asset Value unless all of such Indebtedness in excess of such amount is subject to a Rate Management Transaction approved by the Administrative Agent that effectively converts the interest rate on such excess to a fixed rate.

6.20.

Consolidated Net Worth.

The Borrowers shall maintain a Consolidated Net Worth of not less than $1,200,000,000 plus eighty-five percent (85%) of the equity contributions or sales of treasury stock received by the Borrowers after March 31, 2005 (provided that for purposes of Section 6.20 the required Consolidated Net Worth shall not be increased by the value of the Advisor or any property management companies that may be acquired in exchange for the issuance of the stock in the REIT).

6.21.

Indebtedness and Cash Flow Covenants.

The Borrowers on a consolidated basis with their Subsidiaries shall not permit:

(i)

the Leverage Ratio to be more than 65%;

(ii)

the Fixed Charge Coverage Ratio to be less than 2.00;

(iii)

any Unsecured Indebtedness of the Borrowers or any of their Subsidiaries to exist other than the Obligations under this Agreement; or

(iv)

any Guaranty Obligations or Recourse Indebtedness of any member of the Consolidated Group to exist, other than (A) this Facility and (B) up to $200,000,000 in the aggregate of Guaranty Obligations and Recourse Indebtedness which guaranty or constitute Secured Indebtedness, provided that such Guaranty Obligations and Recourse Indebtedness of the Consolidated Group shall include, for purposes of this Section 6.21(iv), the greater of the Consolidated Group’s Pro Rata Share of the Secured Indebtedness of Investment Affiliates or the percentage thereof which would already be included in Guaranty Obligations or Recourse Indebtedness under the definitions thereof.

6.22.

Environmental Matters.

Borrowers and their Subsidiaries shall:

(i)

Comply with, and use all reasonable efforts to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use all reasonable efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect; provided that in no event shall the Borrowers or their Subsidiaries be required to modify the terms of leases, or renewals thereof, with existing tenants (i) at Projects owned by the Borrowers or their Subsidiaries as of the date hereof, or (ii) at Projects hereafter acquired by the Borrowers or their Subsidiaries as of the date of such acquisition, to add provisions to such effect.

(ii)

Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that (i) the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect, or (ii) the Borrowers have determined in good faith that contesting the same is not in the best interests of the Borrowers and their Subsidiaries and the failure to contest the same could not be reasonably expected to have a Material Adverse Effect.

(iii)

Defend, indemnify and hold harmless Administrative Agent and each Lender, and their respective officers, directors, agents and representatives from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Borrowers, their Subsidiaries or the Projects, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor.  This indemnity shall continue in full force and effect regardless of the termination of this Agreement.

(iv)

Prior to the acquisition of a new Project after the Agreement Execution Date, perform or cause to be performed an environmental investigation which investigation shall at a minimum comply with the specifications and procedures attached hereto as Exhibit E.  In connection with any such investigation, Borrowers shall cause to be prepared a report of such investigation, to be made available to any Lenders upon reasonable request, for informational purposes and to assure compliance with the specifications and procedures.

6.23.

Permitted Investments.

The Consolidated Group’s activities shall be limited to acquiring retail, single tenant or mixed-use properties and any business activities and investments incidental thereto (including ownership of Marketable Securities and Marketable REIT Securities) except that the following Investments (“Permitted Investments”) shall be permitted subject to the limits stated:

(a)

Unimproved Land and any other land not included in Improved Land or Construction in Progress (valued at the lower of its acquisition cost and its fair market value), up to five percent (5%) of Total Asset Value.

(b)

First Mortgage Receivables (with each asset valued at the lower of its acquisition cost and its fair market value), up to ten percent (10%) of Total Asset Value.

(c)

Investments in Investment Affiliates (valued at the greater of the cash investment in that entity by the Consolidated Group or the portion of Total Asset Value attributable to such entity or its assets as the case may be), up to twenty percent (20%) of Total Asset Value.

(d)

Construction in Progress/Improved Land (with each asset valued at the lower of its acquisition cost and its fair market value) up to ten percent (10%) of Total Asset Value.

(e)

Investment in non-retail Properties, up to five percent (5%) of Total Asset Value.

(f)

Investments in Marketable Securities and Marketable REIT Securities, up to five percent (5%) of Total Asset Value in the aggregate;

(g)

The Consolidated Group’s aggregate Investment in the above items (a)-(f) in the aggregate shall not at any time exceed twenty-five (25%) of Total Asset Value.

For purposes of this covenant, Borrowers may make a good faith allocation of a mixed use Project as between retail and non-retail.  The order and method of calculating the foregoing limitations shall be as shown on the form of compliance certificate attached as Exhibit C.

6.24.

Minimum Average Occupancy.

The Borrowers agree that the average economic occupancy of the overall portfolio of Projects (excluding Construction in Progress) owned by the Consolidated Group for each fiscal quarter shall exceed 85% of the average gross leaseable area of such portfolio for such fiscal quarter.  As used herein, economic occupancy shall mean occupancy by a tenant provided that space in such Projects which is subject to a master lease obligation of the seller may be included in the calculation of economic occupancy in a Project provided that (i) the total rental income from master lease space does not exceed 5% of the total rental income from all space in the overall portfolio of Projects, and (ii) the amount of square feet of master leased space in any single Project that is included as economically occupied space, does not exceed 15% of the total space in such Project considered to be economically occupied.

6.25.

Limit on Cross-Collateralized Pools.

The Borrowers agree not to enter into, or permit any of their Subsidiaries to enter into, any new debt agreements in excess of $100,000,000 per pool which would provide for cross-collateralization among Projects without the consent of the Administrative Agent.

6.26.

Prohibited Encumbrances.

The Borrowers agree that neither the Borrowers nor any other members of the Consolidated Group shall (i) create or permit a Lien against any Project other than a single first-priority mortgage, deed to secure debt or deed of trust, (ii) create or permit a Lien on any Capital Stock or other ownership interests in any member of the Consolidated Group or any Investment Affiliate or (iii) enter into or be subject to any agreement governing any Indebtedness which constitutes a “negative pledge”, an unencumbered asset covenant or other similar covenant or restriction which prohibits or limits the ability of Borrowers or any other member of the Consolidated Group to sell or create Liens against any Projects (other than restrictions on further subordinate Liens on Projects already encumbered by a first-priority mortgage, deed to secure debt or deed of trust).

6.27.

Amendments to Organizational Documents.

The Borrowers shall not permit any material amendment to be made to their organizational documents without the prior written consent of the Administrative Agent.

ARTICLE VII.

DEFAULTS

The occurrence of any one or more of the following events shall constitute a Default:

7.1.

Nonpayment of any principal payment due hereunder or under any Note when due.

7.2.

Nonpayment of interest upon any Note or of any Unused Fee or other payment Obligations under any of the Loan Documents within five (5) Business Days after the same becomes due.

7.3.

The breach of any of the terms or provisions of Sections 6.2 through 6.21 and 6.23 through 6.28.

7.4.

Any representation or warranty made or deemed made by or on behalf of the Borrowers or any other members of the Consolidated Group to the Lenders or the Administrative Agent under or in connection with this Agreement, any Loan, or any material certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made.

7.5.

The breach by the Borrowers (other than a breach which constitutes a Default under Section 7.1, 7.2, 7.3 or 7.4) of any of the terms or provisions of this Agreement which is not remedied within five (5) days after written notice from the Administrative Agent or any Lender.

7.6.

Failure of the Borrowers or any other member of the Consolidated Group to pay when due any Recourse Indebtedness, regardless of amount, or any such other Indebtedness in excess of $50,000,000 in the aggregate (collectively, “Material Indebtedness”); or the default by the Borrowers or any other member of the Consolidated Group in the performance of any term, provision or condition contained in any agreement, or any other event shall occur or condition exist, which causes or permits any such Material Indebtedness to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof (provided that the failure to pay any such Material Indebtedness shall not constitute a Default so long such Borrower or such member of the Consolidated Group has set aside, in a manner reasonably satisfactory to Administrative Agent, a sufficient reserve to repay such Indebtedness plus all accrued interest thereon calculated at the default rate thereunder and costs of enforcement in the event of an adverse outcome).

7.7.

Either Borrower or any other member of the Consolidated Group shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it as a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 7.7, (vi) fail to contest in good faith any appointment or proceeding described in Section 7.8 or (vii) admit in writing its inability to pay its debts generally as they become due.

7.8.

A receiver, trustee, examiner, liquidator or similar official shall be appointed for either Borrower or any other member of the Consolidated Group or for any Substantial Portion of the Property of either Borrower or any such other member, or a proceeding described in Section 7.7(iv) shall be instituted against either Borrower or any such other member and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of ninety (90) consecutive days.

7.9.

Either Borrower or any other member of the Consolidated Group shall fail within sixty (60) days to pay, bond or otherwise discharge any judgments or orders for the payment of money in an amount which, when added to all other judgments or orders outstanding against either Borrower or any other member of the Consolidated Group exceed $50,000,000 in the aggregate, which have not been stayed on appeal or otherwise appropriately contested in good faith.

7.10.

Either Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrowers or any other members of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds $1,000,000 or requires payments exceeding $500,000 per annum.

7.11.

Either Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrowers and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of each such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $500,000.

7.12.

Failure to remediate within the time period permitted by law or governmental order, after all administrative hearings and appeals have been concluded (or within a reasonable time in light of the nature of the problem if no specific time period is so established), material environmental problems at Properties owned by the Borrowers or any other member of the Consolidated Group or Investment Affiliates  where aggregate book values are in excess of $50,000,000.

7.13.

The occurrence of any “Default” as defined in any Loan Document or the breach of any of the terms or provisions of any Loan Document, which default or breach continues beyond any period of grace therein provided.

7.14.

The attempted revocation, challenge, disavowment, or termination by either Borrower of any of the Loan Documents.

7.15.

Any Change of Control shall occur.

7.16.

Any Change in Management shall occur.

ARTICLE VIII.

ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

8.1.

Acceleration.

If any Default described in Section 7.7 or 7.8 occurs with respect to the Borrowers, the obligations of the Lenders to make Loans and hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent or any Lender.  If any other Default occurs, so long as a Default exists Lenders shall have no obligation to make any Loans and the Required Lenders, at any time prior to the date that such Default has been fully cured, may permanently terminate the obligations of the Lenders to make Loans hereunder and declare the Obligations to be due and payable, or both, whereupon if the Required Lenders elected to accelerate (i) the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrowers hereby expressly waive and (ii) if any automatic or optional acceleration has occurred, the Administrative Agent, as directed by the Required Lenders (or if no such direction is given within 30 days after a request for direction, as the Administrative Agent deems in the best interests of the Lenders, in its sole discretion, until receipt of a subsequent direction from the Required Lenders), shall use its good faith efforts to collect, including without limitation, by filing and diligently pursuing judicial action, all amounts owed by the Borrowers under the Loan Documents.

In addition to the foregoing, following the occurrence of an Unmatured Default and so long as any Facility Letter of Credit has not been fully drawn and has not been cancelled or expired by its terms, upon demand by the Required Lenders the Borrowers shall deposit in the Letter of Credit Collateral Account cash in an amount equal to the aggregate undrawn face amount of all outstanding Facility Letters of Credit and all fees and other amounts due or which may become due with respect thereto.  The Borrowers shall have no control over funds in the Letter of Credit Collateral Account and shall not be entitled to receive any interest thereon.  Such funds shall be promptly applied by the Administrative Agent to reimburse the Issuing Bank for drafts drawn from time to time under the Facility Letters of Credit and associated issuance costs and fees.  Such funds, if any, remaining in the Letter of Credit Collateral Account following the payment of all Obligations in full shall, unless the Administrative Agent is otherwise directed by a court of competent jurisdiction, be promptly paid over to the Borrowers.

If, within 10 days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in Section 7.7 or 7.8 with respect to a Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, all of the Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrowers, rescind and annul such acceleration and/or termination.

8.2.

Amendments.

Subject to the provisions of this Article VIII the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrowers may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrowers hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement or waiver shall, without the consent of all Lenders:

(i)

Extend the Facility Termination Date or forgive all or any portion of the principal amount of any Loan or accrued interest thereon or of the Facility Letter of Credit Obligations or of the Unused Fee, reduce the Applicable Margins (or modify any definition herein which would have the effect of doing any of the same) or the underlying interest rate options or extend the time of payment of any such principal, interest or Unused Fees and Facility Letter of Credit Fees.

(ii)

Change the percentage specified in the definition of Required Lenders.

(iii)

Increase the Aggregate Commitment beyond $250,000,000, provided that no Lender’s Commitment can be increased without the consent of such Lender.

(iv)

Permit either Borrower to assign its rights under this Agreement or otherwise release either Borrower from any portion of the Obligations.

(v)

Amend Sections 2.13, 8.1, 8.2 or 11.2.

No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent.

8.3.

Preservation of Rights.

No delay or omission of the Lenders or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrowers to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence.  Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth.  All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Obligations have been paid in full.

8.4.

Insolvency of Borrower.

In the event of the insolvency of any Borrower, the Commitments shall automatically terminate, the Lenders shall have no obligation to make further disbursements of the Facility, and the outstanding principal balance of the Facility, including accrued and unpaid interest thereon, shall be immediately due and payable.

ARTICLE IX.

GENERAL PROVISIONS

9.1.

Survival of Representations.

All representations and warranties of the Borrowers contained in this Agreement shall survive delivery of the Notes and the making of the Loans herein contemplated.

9.2.

Governmental Regulation.

Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrowers in violation of any limitation or prohibition provided by any applicable statute or regulation.

9.3.

Taxes.

Any taxes (excluding taxes on the overall net income of any Lender) or other similar assessments or charges made by any governmental or revenue authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

9.4.

Headings.

Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

9.5.

Entire Agreement.

The Loan Documents embody the entire agreement and understanding among the Borrowers, the Administrative Agent and the Lenders and supersede all prior commitments, agreements and understandings among the Borrowers, the Administrative Agent and the Lenders relating to the subject matter thereof.

9.6.

Several Obligations; Benefits of this Agreement.

The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such).  The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder.

This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

9.7.

Expenses; Indemnification.

The Borrowers shall reimburse the Administrative Agent for any costs, internal charges and out-of-pocket expenses (including, without limitation, all reasonable fees for consultants and fees and reasonable expenses for attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent) paid or incurred by the Administrative Agent in connection with the amendment, modification, and enforcement of the Loan Documents.  The Borrowers also agree to reimburse the Administrative Agent and the Lenders for any reasonable costs, internal charges and out-of-pocket expenses (including, without limitation, all fees and reasonable expenses for attorneys for the Administrative Agent and the Lenders, which attorneys may be employees of the Administrative Agent or the Lenders) paid or incurred by the Administrative Agent or any Lender in connection with the collection and enforcement of the Loan Documents (including, without limitation, any workout).  The Borrowers further agree to indemnify the Administrative Agent, each Lender and their Affiliates, and their directors and officers against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all fees and reasonable expenses for attorneys of the indemnified parties, all expenses of litigation or preparation therefor whether or not the Administrative Agent, or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the Projects, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor.  The obligations of the Borrowers under this Section shall survive the termination of this Agreement.

9.8.

Numbers of Documents.

All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

9.9.

Accounting.

Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.

9.10.

Severability of Provisions.

Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

9.11.

Nonliability of Lenders.

The relationship between the Borrowers, on the one hand, and the Lenders and the Administrative Agent, on the other, shall be solely that of borrowers and lender.  Neither the Administrative Agent nor any Lender shall have any fiduciary responsibilities to the Borrowers.  Neither the Administrative Agent nor any Lender undertakes any responsibility to the Borrowers to review or inform the Borrowers of any matter in connection with any phase of the Borrowers’ business or operations.

9.12.

CHOICE OF LAW.  THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

9.13.

CONSENT TO JURISDICTION.

THE BORROWERS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWERS HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVE ANY

OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWERS IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY THE BORROWERS AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

9.14.

WAIVER OF JURY TRIAL.

THE BORROWERS, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

9.15.

USA Patriot Act Notice.

Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers in accordance with the Act.

ARTICLE X.

THE ADMINISTRATIVE AGENT

10.1.

Appointment.

KeyBank National Association, is hereby appointed Administrative Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the agent of such Lender.  The Administrative Agent agrees to act as such upon the express conditions contained in this Article X.  Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents.  In its capacity as the Lenders’ contractual representative, the Administrative Agent (i) shall perform its duties with respect to the administration of the Facility in the same manner as it does when it is the sole lender under this type of facility but does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a “representative” of the Lenders within the meaning of the term “secured party” as defined in the Illinois Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents.  Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives, provided that the Administrative Agent shall, in any case, not be released from liability to the Lenders for damages or losses incurred by them as a result of the Administrative Agent’s gross negligence or willful misconduct.

10.2.

Powers.

The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto.  The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

10.3.

General Immunity.

Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrowers, the Lenders or any Lender for (i) any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct or, in the case of the Administrative Agent, its breach of an express obligation under this Agreement; or (ii) any determination by the Administrative Agent that compliance with any law or any governmental or quasi-governmental rule, regulation, order, policy, guideline or directive (whether or not having the force of law) requires the Advances and Commitments hereunder to be classified as being part of a “highly leveraged transaction”.

10.4.

No Responsibility for Loans, Recitals, etc.

Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (iii) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered to the Administrative Agent; (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (v) the value, sufficiency, creation, perfection, or priority of any interest in any collateral security; or (vi) the financial condition of the Borrowers.  Except as otherwise specifically provided herein, the Administrative Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrowers to the Administrative Agent at such time, but is voluntarily furnished by the Borrowers to the Administrative Agent (either in its capacity as Administrative Agent or in its individual capacity).

10.5.

Action on Instructions of Lenders.

The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the required percentage of the Lenders needed to take such action or refrain from taking such action, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.  The Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders.  The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its reasonable satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

10.6.

Employment of Agents and Counsel.

The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.  The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

10.7.

Reliance on Documents; Counsel.

The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

10.8.

Administrative Agent’s Reimbursement and Indemnification.

The Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Commitments (i) for any amounts not reimbursed by the Borrowers for which the Administrative Agent is entitled to reimbursement by the Borrowers under the Loan Documents, (ii) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, if not paid by Borrowers and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including without limitation, for any such amounts incurred by or asserted against the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct or a breach of the Administrative Agent’s express obligations and undertakings to the Lenders.  The obligations of the Lenders and the Administrative Agent under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

10.9.

Rights as a Lender.

In the event the Administrative Agent is a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity.  The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrowers or any of their Subsidiaries in which the Borrowers or such Subsidiaries are not restricted hereby from engaging with any other Person.  The Administrative Agent, in its individual capacity, is not obligated to remain a Lender.

10.10.

Lender Credit Decision.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

10.11.

Successor Administrative Agent.

Except as otherwise provided below, KeyBank National Association shall at all times serve as the Administrative Agent during the term of this Facility.  The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five days after the retiring Administrative Agent gives notice of its intention to resign.  The Administrative Agent may be removed at any time with cause by written notice received by the Administrative Agent from all other Lenders, such removal to be effective on the date specified by the other Lenders.  Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Administrative Agent.  If no successor Administrative Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Administrative Agent’s giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of the Borrowers and the Lenders, a successor Administrative Agent.  Notwithstanding the previous sentence, the Administrative Agent may at any time without the consent of the Borrowers or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Administrative Agent hereunder.  If the Administrative Agent has resigned or been removed and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and the Borrowers shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders.  No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment.  Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $500,000,000.  Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent.  Upon the effectiveness of the resignation or removal of the Administrative Agent, the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents.  After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this Article X shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.

10.12.

Notice of Defaults.

If a Lender becomes aware of a Default or Unmatured Default, such Lender shall notify the Administrative Agent of such fact provided that the failure to give such notice shall not create liability on the part of a Lender.  Upon receipt of such notice that a Default or Unmatured Default has occurred or upon the Administrative Agent otherwise having actual knowledge of any Default or Unmatured Default,, the Administrative Agent shall notify each of the Lenders of such fact.

10.13.

Requests for Approval.

If the Administrative Agent requests in writing the consent or approval of a Lender, such Lender shall respond and either approve or disapprove definitively in writing to the Administrative Agent within ten Business Days (or sooner if such notice specifies a shorter period for responses based on Administrative Agent’s good faith determination that circumstances exist warranting its request for an earlier response) after such written request from the Administrative Agent.  If the Lender does not so respond, that Lender shall be deemed to have approved the request.

10.14.

Defaulting Lenders.

At such time as a Lender becomes a Defaulting Lender, such Defaulting Lender’s right to vote on matters which are subject to the consent or approval of the Required Lenders, each affected Lender or all Lenders shall be immediately suspended until such time as the Lender is no longer a Defaulting Lender, except that the amount of the Commitment of the Defaulting Lender may not be changed without its consent.  If a Defaulting Lender has failed to fund its pro rata share of any Advance and until such time as such Defaulting Lender subsequently funds its pro rata share of such Advance, all Obligations owing to such Defaulting Lender hereunder shall be subordinated in right of payment, as provided in the following sentence, to the prior payment in full of all principal of, interest on and fees relating to the Loans funded by the other Lenders in connection with any such Advance in which the Defaulting Lender has not funded its pro rata share (such principal, interest and fees being referred to as “Senior Loans” for the purposes of this section).  All amounts paid by the Borrowers and otherwise due to be applied to the Obligations owing to such Defaulting Lender pursuant to the terms hereof shall be distributed by the Administrative Agent to the other Lenders in accordance with their respective pro rata shares (recalculated for the purposes hereof to exclude the Defaulting Lender) until all Senior Loans have been paid in full.  After the Senior Loans have been paid in full equitable adjustments will be made in connection with future payments by the Borrowers to the extent a portion of the Senior Loans had been repaid with amounts that otherwise would have been distributed to a Defaulting Lender but for the operation of this Section 10.14.  This provision governs only the relationship among the Administrative Agent, each Defaulting Lender and the other Lenders; nothing hereunder shall limit the obligation of the Borrowers to repay all Loans in accordance with the terms of this Agreement.  The provisions of this section shall apply and be effective regardless of whether a Default occurs and is continuing, and notwithstanding (i) any other provision of this Agreement to the contrary, (ii) any instruction of the Borrowers as to its desired application of payments or (iii) the suspension of such Defaulting Lender’s right to vote on matters which are subject to the consent or approval of the Required Lenders or all Lenders.

ARTICLE XI.

SETOFF; RATABLE PAYMENTS

11.1.

Setoff.

In addition to, and without limitation of, any rights of the Lenders under applicable law, if either Borrower becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any of its Affiliates to or for the credit or account of the Borrowers may be offset and applied toward the payment of the Obligations owing to such Lender at any time prior to the date that such Default has been fully cured, whether or not the Obligations, or any part hereof, shall then be due.

11.2.

Ratable Payments.

If any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments of Swingline Loans and payments received pursuant to Sections 3.1, 3.2, 3.4 or 3.5) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans.  If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans.  In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

ARTICLE XII.

BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

12.1.

Successors and Assigns.

The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the Lenders and their respective successors and assigns, except that (i) the Borrowers shall not have the right to assign their rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3.  The parties to this Agreement acknowledge that clause (ii) of this Section 12.1 relates only to absolute assignments and does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3.  The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person.  Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents.  Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

12.2.

Participations.

12.2.1.

Permitted Participants; Effect.  Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks, financial institutions, pension funds, or any other funds or entities (“Participants”) participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents.  In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrowers under this Agreement shall be determined as if such Lender had not sold such participating interests, and the

Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents.

12.2.2.

Voting Rights.  Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which would require consent of all the Lenders pursuant to the terms of Section 8.2 or of any other Loan Document.

12.2.3.

Benefit of Setoff.  The Borrowers agree that each Participant which has previously advised the Borrowers in writing of its purchase of a participation in a Lender’s interest in its Loans shall be deemed to have the right of setoff provided in Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents.  Each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant, provided that such Lender and Participant may not each setoff amounts against the same portion of the Obligations, so as to collect the same amount from the Borrowers twice.  The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.

12.3.

Assignments.

12.3.1

Permitted Assignments.  Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to any of such Lender’s affiliates or to one or more banks, financial institutions or pension funds or with the prior approval of the Borrowers, which shall not be unreasonably withheld or delayed, to any other entity (“Purchasers”) all or any portion (greater than or equal to $5,000,000 for each assignee, so long as the hold position of the assigning Lender is not less than $5,000,000) of its rights and obligations under the Loan Documents.  Notwithstanding the foregoing, no approval of the Borrowers shall be required for any such assignment if a Default has occurred and is then continuing.  Such assignment shall be substantially in the form of Exhibit D hereto or in such other form as may be agreed to by the parties thereto.  The consent of the Administrative Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof.  Such consent shall not be unreasonably withheld.

12.3.2.

Effect; Effective Date.  Upon (i) delivery to the Administrative Agent of a notice of assignment, substantially in the form attached as Exhibit “I” to Exhibit D hereto (a “Notice of Assignment”), together with any consents required by Section 12.3.1, and (ii) payment of a $3,500 fee by the assignor or assignee to the Administrative Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment.  The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Loans under the applicable assignment agreement are “plan assets” as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be “plan assets” under ERISA.  On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrowers, the Lenders or the Administrative Agent shall be required to release the transferor Lender, and the transferor Lender shall automatically be released on the effective date of such assignment, with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser.  Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Administrative Agent and the

Borrowers shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Commitment, as adjusted pursuant to such assignment.

12.4.

Dissemination of Information.

The Borrowers authorize each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a “Transferee”) and any prospective Transferee any and all information in such Lender’s possession concerning the creditworthiness of the Borrowers and its Subsidiaries, subject to Section 9.11 of this Agreement.

12.5.

Tax Treatment.

If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5.

ARTICLE XIII.

NOTICES

13.1.

Giving Notice.

All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing and sent by Federal Express or another national overnight delivery service or by facsimile and addressed or delivered to such party at its address set forth below its signature hereto or at such other address (or to counsel for such party) as may be designated by such party in a notice to the other parties.  Any notice, if sent by Federal Express or another national overnight delivery service shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

13.2.

Change of Address.

The Borrower, the Administrative Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

ARTICLE XIV.

COUNTERPARTS

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.  This Agreement shall be effective when it has been executed by the Borrower, the Administrative Agent and the Lenders and each party has notified the Administrative Agent by telex or telephone, that it has taken such action.

(Remainder of page intentionally left blank.)

IN WITNESS WHEREOF, the Borrowers, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written.

INLAND RETAIL REAL ESTATE TRUST, INC.

By:

Print Name:  Barry L. Lazarus

Title:  President

200 Waymont Court

Suite 126, Unit 10

Lake Mary, Florida  32746

Phone:  407-688-6540

Facsimile:  407-688-6543

Attention:  Barry L. Lazarus

INLAND RETAIL REAL ESTATE

LIMITED PARTNERSHIP

By:

Inland Retail Real Estate Trust, Inc., its general partner

By:

Print Name:  Barry L. Lazarus

Title:  President

200 Waymont Court

Suite 126, Unit 10

Lake Mary, Florida  32746

Phone:  407-688-6540

Facsimile:  407-688-6543

Attention:  Barry L. Lazarus

COMMITMENT:

KEYBANK NATIONAL ASSOCIATION,

$30,000,000

Individually and as Administrative Agent

By:

Print Name:

Title:

KeyBank - Real Estate Capital

127 Public Square - 8th Floor

Mail Code: OH-01-27-0839

Cleveland, Ohio 44114

Phone:  216-689-4204

Facsimile:  216-689-3566

Attention:  Pat Isenstadt

COMMITMENT:

BANK OF AMERICA, N.A.,

$30,000,000

By:

Print Name:  Susan Vercauteren

Title:  Senior Vice President

100 North Tryon Street

NC1-007-11-15

Charlotte, NC 28255

Phone:    704-388-4844

Facsimile:   704-333-2416

Attention:    Real Estate Group

COMMITMENT:

LASALLE BANK NATIONAL ASSOCIATION

$20,000,000

By:

Print Name:  Stephen Shockey

Title:  Vice President

135 South LaSalle Street

Chicago, Illinois  60603

Phone:  312-904-7096

Facsimile:  312-904-6691

COMMITMENTS:

EUROHYPO AG, NEW YORK BRANCH

$15,000,000

By:

Print Name:  ____________________________

Title:  __________________________________

By:

Print Name:  _____________________________

Title:  ___________________________________

Eurohypo AG, New York Branch

1114 Avenue of the Americas, 29th Floor

New York, New York 10036

Phone: 212-479-5700

Fax Number: 866-267-7680

Attn: Head of Portfolio Operations

With a copy to:

Eurohypo AG, New York Branch

1114 Avenue of the Americas, 29th Floor

New York, New York 10036

Phone: 212-479-5700

Fax Number: 866-267-7680

Attn: Head of Legal Department

COMMITMENTS:

FIRST TENNESSEE BANK NATIONAL

$5,000,000

ASSOCIATION

By:

Print Name:  Philip McCutchan

Title:  Vice President

701 Market Street

Chattanooga, Tennessee  37402

Phone:  423-757-4075

Facsimile:  423-757-4040

EXHIBIT A

INTENTIONALLY OMITTED

A-1

EXHIBIT B

FORM OF NOTE

May __, 2005

Inland Retail Real Estate Trust, Inc., a corporation organized under the laws of the State of Maryland and Inland Retail Real Estate Limited Partnership a limited partnership organized under the laws of the State of       (the “Operating Partnership”) (the REIT and Operating Partnership are referred to as the “Borrowers”), jointly and severally promise to pay to the order of _________________________ (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrowers pursuant to Article II of the Second Amended and Restated Credit Agreement, dated as of the date hereof among the Borrowers, KeyBank National Association, individually and as Administrative Agent, and the other Lenders named therein (as the same may be amended or modified, the “Agreement”) hereinafter referred to, in immediately available funds at the main office of KeyBank, National Association in Cleveland, Ohio, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement.  The Borrowers shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date or such earlier date as may be required under the Agreement.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.  Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

If there is a Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive reasonable attorneys fees and expenses incurred by the Administrative Agent and the Lenders in connection with the exercise of such remedies.

Borrowers and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrowers and any endorsers hereof.

This Note shall be governed and construed under the internal laws of the State of Illinois.

BORROWERS AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

INLAND RETAIL REAL ESTATE TRUST, INC.

By:

Print Name:

Title:

200 Waymont Court

Suite 126, Unit 10

Lake Mary, Florida  32746

Phone:  407-688-6540

Facsimile:  407-688-6543

Attention:  Barry L. Lazarus

INLAND RETAIL REAL ESTATE

LIMITED PARTNERSHIP

By:

Inland Retail Real Estate Trust, Inc., its general partner

By:

Print Name:

Title:

200 Waymont Court

Suite 126, Unit 10

Lake Mary, Florida  32746

Phone:  407-688-6540

Facsimile:  407-688-6543

Attention:  Barry L. Lazarus

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

NOTE OF INLAND RETAIL REAL ESTATE TRUST, INC.,

AND

INLAND RETAIL REAL ESTATE LIMITED PARTNERSHIP

DATED MAY __, 2005

Maturity

Principal

Maturity

Principal

Amount of

of Interest

Amount

Unpaid

Date

Loan

Period

Paid

Balance

EXHIBIT C

COMPLIANCE CERTIFICATE

KeyBank National Association, as Administrative Agent

127 Public Square

Cleveland, Ohio  44114

Re:

Second Amended and Restated Credit Agreement dated as of May __, 2005 (as amended, modified, supplemented, restated, or renewed, from time to time, the “Agreement”) between INLAND RETAIL REAL ESTATE TRUST, INC. and INLAND RETAIL REAL ESTATE LIMITED PARTNERSHIP (collectively, the “Borrowers”), and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for itself and the other lenders parties thereto from time to time (“Lenders”).

Reference is made to the Agreement.  Capitalized terms used in this Certificate (including schedules and other attachments hereto, this “Certificate”) without definition have the meanings specified in the Agreement.

Pursuant to applicable provisions of the Agreement, Borrowers hereby certify to the Lenders that the information furnished in the attached schedules, including, without limitation, each of the calculations listed below are true, correct and complete in all material respects as of the last day of the fiscal periods subject to the financial statements and associated covenants being delivered to the Lenders pursuant to the Agreement together with this Certificate (such statements the “Financial Statements” and the periods covered thereby the “reporting period”) and for such reporting periods.

The undersigned hereby further certifies to the Lenders that:

1.

Compliance with Financial Covenants.  Schedule A attached hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

2.

Review of Condition.  The undersigned has reviewed the terms of the Agreement, including, but not limited to, the representations and warranties of the Borrowers set forth in the Agreement and the covenants of the Borrowers set forth in the Agreement, and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of the Borrowers through the reporting periods.

3.

Representations and Warranties.  To the undersigned’s actual knowledge, the representations and warranties of the Borrowers contained in the Loan Documents, including those contained in the Agreement, are true and accurate in all material respects as of the date hereof and were true and accurate in all material respects at all times during the reporting period except as expressly noted on Schedule B hereto.

4.

Covenants.  To the undersigned’s actual knowledge, during the reporting period, the Borrowers observed and performed all of the respective covenants and other agreements under the Agreement and the Loan Documents, and satisfied each of the conditions contained therein to be observed, performed or satisfied by the Borrowers, except as expressly noted on Schedule B hereto.

5.

Unmatured Default.  To the undersigned’s actual knowledge, no Default or Unmatured Default exists as of the date hereof or existed at any time during the reporting period, except as expressly noted on Schedule B hereto.

IN WITNESS WHEREOF, this Certificate is executed by the undersigned this ___ day of _________.

INLAND RETAIL REAL ESTATE TRUST, INC., individually and as general partner of Inland Retail Real Estate Limited Partnership

By:

Name:

Title:

SCHEDULE A TO COMPLIANCE CERTIFICATE

Compliance Calculation Method

Inland Retail Real Estate Trust, Inc.
Compliance Certificate Based on _____ Quarter 200__ 10Q
Total Asset Value
A.	Net Income based on Schedule A (net of mgmt fee of 3%, adjusted & annualized)
B.	Less: NOI from Projects not owned for entire fiscal quarter
C.	Less: NOI from Construction in Progress
D.	A above less B and C above
E.	Consolidated Group's prorata share of NOI for projects owned by an Investment Affiliate for more than one quarter (annualized)
F.	D above plus E above
G.	Total Portfolio Square Footage
H.	Square Footage attributable to Projects not owned for entire fiscal quarter
I.	Square Footage from Construction in Progress
J.	Square Footage from Mortgage Notes Receivable
K.	Ground Lease Property square footage
L.	Prorata share of square footage in Investment Affiliate Property not attributable to Borrower
M.	Covenant square footage (G above less H-L)
N.	M above multiplied by $0.15 per square foot
O.	Adjusted Annual NOI (F above less M above)
P.	O above capitalized at 8.25%
Q.	100% of price paid for Projects first acquired this quarter
R.	Cash and Cash Equivalents
S.	Marketable Securities and Marketable REIT Securities (limited to 5% of X below)
T.	Borrower's prorata share of price paid for Projects first acquired by Investment Affiliates this quarter (limited to 20% of X below)
U.	Construction in Progress at book value (limited to 10% of X below)
V.	First Mortgage Receivables at lower of book value or market (limited to 10% of X below)
W.	Unimproved Land at book value (limited to 5% of X below)
X.	Total Asset Value (P above plus Q-W above)

	Leverage Ratio- Section 6.21 (ii)
A.	Consolidated Outstanding Indebtedness		0
B.	Total Asset Value		0
C.	A above as a % of B above		0.00%
	Covenant	Less than	65.00%
	In Compliance

	Fixed Charge Coverage Ratio- Section 6.21 (ii)
A.	Adjusted Annual NOI plus interest income		0
B.	Consolidated Debt Service for most recent 4 fiscal quarters		0
C.	Preferred Dividends payable with respect to most recent 4 fiscal quarters		0
D.	B above plus C above		0
E.	Fixed Charge Coverage Ratio (A:D)		0.00
	Covenant	Greater than	2.00x
	In Compliance

	Consolidated Net Worth- Section 6.20
A.	Total Asset Value		0
B.	Consolidated Outstanding Indebtedness		0
C.	Consolidated Net Worth- A above minus B above)		0

D.	Equity contributions or sales of treasury stock received after 3/31/05		0
E.	Base Equity		1,200,000,000
F.	D above plus E above		1,200,000,000
	Covenant	C > F
	In Compliance
Note:	Consolidated Net Worth shall not be increased by value of Advisors that may be acquired

	Variable Interest Rate Indebtedness Section 6.19
A.	Total Variable Rate Debt		0
B.	Variable Rate Debt subject to an Agent approved Rate Management Transaction		0
C.	Covenant Variable Rate Debt- (A above less B above)		0
D.	Total Asset Value		0
E.	C above as a % of D above		0.00%
	Covenant	Less than	25.00%
	In Compliance

	Guaranteed or Recourse Debt - Section 6.21 (iv)
	Total Guaranteed or Recourse Debt (per Schedule C)		0
	Covenant	Less than	200,000,000
	In Compliance

	Minimum Average Occupancy- Section 6.24
	Average economic occupancy (excludes CIP) (per Schedule D)		0%
	Covenant	Greater than	85.00%
	In Compliance

A.	Quarterly Master lease rental income		0
B.	Quarterly covenant net income		0
C.	A above as a % of B above		0.00%
	Covenant	Less than	5.00%
	In Compliance

	Dividend Payout Ratio- Section 6.11
A.	Dividends paid this period		0
B.	Dividend Reinvestment Proceeds		0
C.	A above less B above		0
D.	FFO (adjusted for effect of merger costs)		0
E.	C above as a % of D above		0.00%
	Covenant	Less than	95.00%
	In Compliance

	Permitted Investments- Section 6.23
A.	Unimproved Land- Not in Development		0
	Such Investments as a % of Total Asset Value		0.00%
	Covenant	Less than	5.00%
	In Compliance
B.	First Mortgage Receivables (each asset at lower of cost or market)		0
	Such Investments as a % of Total Asset Value		0.00%
	Covenant	Less than	20.00%
	In Compliance
C.	Investments in Investment Affiliates		0
	Such Investments as a % of Total Asset Value		0.00%
	Covenant	Less than	20.00%
	In Compliance
D.	Construction in Progress/ Improved Land (each asset at lower of cost or market)		0
	Such Investments as a % of Total Asset Value		0.00%
	Covenant	Less than	10.00%
	In Compliance
E.	Investments in non-retail Properties		0
	Such Investments as a % of Total Asset Value		0.00%
	Covenant	Less than	10.00%
	In Compliance
F.	Investment in Marketable Securities		0
	Such Investments as a % of Total Asset Value		0.00%
	Covenant		5.00%
	In Compliance
G.	Consolidated Group’s aggregate Investments in A-F above		0
	Such Investments as a % of Total Asset Value		0.00%
	Covenant		25.00%
	In Compliance

SCHEDULE B TO COMPLIANCE CERTIFICATE

Exceptions, If Any

EXHIBIT D

ASSIGNMENT AGREEMENT

This Assignment Agreement (this “Assignment Agreement”) between                            (the “Assignor”) and  (the “Assignee”) is dated as of                  ,  .  The parties hereto agree as follows:

1.

PRELIMINARY STATEMENT.  The Assignor is a party to a Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the “Credit Agreement”) described in Item 1 of Schedule 1 attached hereto (“Schedule 1”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

2.

ASSIGNMENT AND ASSUMPTION.  The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents.  The Commitment purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

3.

EFFECTIVE DATE.  The effective date of this Assignment Agreement (the “Effective Date”) shall be the later of the date specified in Item 5 of Schedule 1 or two (2) Business Days (or such shorter period agreed to by the Agent) after a Notice of Assignment substantially in the form of Exhibit “I” attached hereto has been delivered to the Agent.  Such Notice of Assignment must include the consent of the Agent required by Section 12.3.1 of the Credit Agreement.  In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Section 4 hereof are not made on the proposed Effective Date.  The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date.  As of the Effective Date, (i) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.

4.

PAYMENTS OBLIGATIONS.  On and after the Effective Date, the Assignee shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to the interest assigned hereby.  The Assignee shall advance funds directly to the Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby.  In consideration for the sale and assignment of Loans hereunder, the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Loans assigned to the Assignee hereunder which is outstanding on the Effective Date.  The Assignee will promptly remit to the Assignor (i) the portion of any principal payments assigned hereunder and received from the Agent and (ii) any amounts of interest on Loans and fees received from the Agent to the extent either (i) or (ii) relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, and have not been previously paid by the Assignee to the Assignor.  In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

5.

REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR’S LIABILITY.  The Assignor represents and warrants (a) that it is the legal and beneficial owner of the interest being assigned by it hereunder, (b) that such interest is free and clear of any adverse claim created by the Assignor, (c) that it has all necessary right and authority to enter into this Assignment, (d) that the Credit Agreement has not been modified or amended, (e) that the Assignor is not in default under the Credit Agreement, and (f) that, to the Assignor’s actual knowledge, the Borrowers are not in default under the

Credit Agreement.  It is understood and agreed that the assignment and assumption hereunder is made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee.  Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrowers or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrowers or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the Property, books or records of the Borrowers, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

6.

REPRESENTATIONS OF THE ASSIGNEE.  The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (v) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1 and (vi) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are “plan assets” as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be “plan assets” under ERISA.

7.

INDEMNITY.  The Assignee agrees to indemnify and hold the Assignor harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee’s non-performance of the obligations assumed by Assignee under this Assignment Agreement on and after the Effective Date.  The Assignor agrees to indemnify and hold the Assignee harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by the Assignee in connection with or arising in any manner from the Assignor’s non-performance of the obligations assigned to Assignee under this Assignment Agreement prior to the Effective Date.

9.

SUBSEQUENT ASSIGNMENTS.  After the Effective Date, the Assignee shall have the right pursuant to Section 12.3.1 of the Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person, provided that (i) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (ii) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under Sections 4 and 7 hereof.

10.

REDUCTIONS OF AGGREGATE COMMITMENT.  If any reduction in the Aggregate Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of Schedule 1 shall remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Commitment.

11.

ENTIRE AGREEMENT.  This Assignment Agreement and the attached Notice of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

12.

GOVERNING LAW.  This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of [Assignor’s State].

13.

NOTICES.  Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement.  For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

[ASSIGNOR]

By:

Print Name:

Title:

[ASSIGNEE]

By:

Print Name:

Title:

SCHEDULE 1

Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

Attach Assignor’s Administrative Information Sheet, which must include notice address for the Assignor and the Assignee

SCHEDULE 1

to Assignment Agreement

1.

Description and Date of Credit Agreement:

2.

Date of Assignment Agreement:

3.

Amounts (As of Date of Item 2 above):

a.

Aggregate Commitment

under Credit Agreement

b.

Assignee’s Percentage

of the Aggregate Commitment

purchased under this

Assignment Agreement**

                               %

4.

Amount of Assignee’s

Commitment Purchased under this

Assignment Agreement:

$

5.

Proposed Effective Date:

Accepted and Agreed:

[ASSIGNOR]

[ASSIGNEE]

By:

By:

Title:

Title:

**  Percentage taken to 10 decimal places.

EXHIBIT “I”

to Assignment Agreement

NOTICE OF ASSIGNMENT

________________, ____

To:

KeyBank National Association

Attention:

Borrowers:

c/o Inland Retail Real Estate Trust, Inc.

2901 Butterfield Road

Oak Brook, Illinois  60523

Attn:  Barry Lazarus

From:

[NAME OF ASSIGNOR] (the “Assignor”)

[NAME OF ASSIGNEE] (the “Assignee”)

1.

We refer to that Credit Agreement (the “Credit Agreement”) described in Item 1 of Schedule 1 attached hereto (“Schedule 1”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

2.

This Notice of Assignment (this “Notice”) is given and delivered to the Agent pursuant to Section 12.3.2 of the Credit Agreement.

3.

The Assignor and the Assignee have entered into an Assignment Agreement, dated as of _________, ____ (the “Assignment”), pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of Schedule 1 of all outstandings, rights and obligations under the Credit Agreement.  The Effective Date of the Assignment shall be the later of the date specified in Item 5 of Schedule 1 or two (2) Business Days (or such shorter period as agreed to by the Agent) after this Notice of Assignment and any fee required by Section 12.3.2 of the Credit Agreement have been delivered to the Agent, provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.

4.

The Assignor and the Assignee hereby give to the Agent notice of the assignment and delegation referred to herein.  The Assignor will confer with the Agent before the date specified in Item 5 of Schedule 1 to determine if the Assignment Agreement will become effective on such date pursuant to Section 3 hereof, and will confer with the Agent to determine the Effective Date pursuant to Section 3 hereof if it occurs thereafter.  The Assignor shall notify the Agent if the Assignment Agreement does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee.  At the request of the Agent, the Assignor will give the Agent written confirmation of the satisfaction of the conditions precedent.

5.

If Notes are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Agent prepare and cause the Borrowers to execute and deliver new Notes or, as appropriate, replacements notes, to the Assignor and the Assignee.  The Assignor and, if applicable, the Assignee each agree to deliver to the Agent the original Note received by it from the Borrowers upon its receipt of a new Note in the appropriate amount.

6.

The Assignee advises the Agent that notice and payment instructions are set forth in the attachment to Schedule 1.

7.

The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are “plan assets” as defined under ERISA and that its rights, benefits, and interests in and under the Loan Documents will not be “plan assets” under ERISA.

8.

The Assignee authorizes the Agent to act as its agent under the Loan Documents in accordance with the terms thereof.  The Assignee acknowledges that the Agent has no duty to supply information with respect to the Borrowers or the Loan Documents to the Assignee until the Assignee becomes a party to the Credit Agreement.*

*May be eliminated if Assignee is a party to the Credit Agreement prior to the Effective Date.

NAME OF ASSIGNOR

NAME OF ASSIGNEE

By:

By:

Title:

Title:

ACKNOWLEDGED AND, IF REQUIRED BY THE
CREDIT AGREEMENT, CONSENTED TO BY
KEYBANK, NATIONAL ASSOCIATION, as Agent

By:

Title:

[Attach photocopy of Schedule 1 to Assignment]

EXHIBIT E

ENVIRONMENTAL INVESTIGATION SPECIFICATIONS AND PROCEDURES

Phase I Environmental Site Assessments to be prepared in accordance with the ASTM Standard Practice for Environmental Site Assessments:  Phase I Environmental Site Assessment Process (ASTM Designation E1527-94), a summary of which follows:

This ASTM practice is generally considered the industry standard for conducting a Phase I Environmental Site Assessment (ESA).  The purpose of this standard is to “define good commercial and customary practice in the Untied States of America for conducting an ESA of a parcel of commercial real estate with respect to the range of contaminants within the scope of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) and petroleum products.”  The ASTM Phase I ESA is intended to permit a user to satisfy one of the requirements to qualify for the innocent landowner defense to CERCLA liability; that is, the practice that constitutes “all appropriate inquiry into the previous ownership and uses of the property consistent with good commercial or customary practices” as defined in 42 USC 9601(35)(B).

The goal of the ASTM Phase I ESA is to identify “recognized environmental conditions.”  Recognized environmental conditions means the presence or likely presence of any hazardous substances or petroleum products on a property under conditions that indicate an existing release, a past release, or a material threat of a release of any hazardous substances or petroleum products into structures on the property or into the ground, groundwater, or surface water of the property.  The term includes hazardous substances or petroleum products even under conditions in compliance with laws.  The term is not intended to include de minimus conditions that generally would not be the subject of an enforcement action if brought to the attention of appropriate governmental agencies.

The ASTM standard indicates that a Phase I ESA should consist of four main components:  1) Records Review; 2) Site Reconnaissance; 3) Interviews; and 4) Report.  The purpose of the records review is to obtain and review records that will help identify recognized environmental conditions in connection with the property.  The site reconnaissance involves physical observation of the property’s exterior and interior, as well as an observation of adjoining properties.  Interviews with previous and current owners and occupants, and local government officials provides insight into the presence or absence of recognized environmental conditions in connection with the property.  The final component of the ESA, the report, contains the findings of the ESA and conclusions regarding the presence or absence of recognized environmental conditions in connection with the property.  It includes documentation to support the analysis, opinions, and conclusions found in the report.

While the use of this practice is intended to constitute appropriate inquiry for purposes of CERCLA’s innocent landowner defense, it is not intended that its use be limited to that purpose.  The ASTM standard is intended to be an approach to conducting an inquiry designed to identify recognized environmental conditions in connection with a property, and environmental site assessments.

E-1

EXHIBIT F

UPDATE TO OPINION OF BORROWER’S COUNSEL

[See Attached]

F-1

EXHIBIT G

BORROWING NOTICE

Date:

KeyBank National Association

Real Estate Capital

Attention: Diana D’Aquila

127 Public Square

OH-01-27-0839

Cleveland, OH  44114

Borrowing Notice

Inland Retail Real Estate Trust, Inc. hereby requests a Loan Advance pursuant to Section 2.9 of the Second Amended and Restated Credit Agreement, dated as of May __, 2005 (as amended or modified from time to time, the “Credit Agreement”), among Inland Retail Real Estate Trust, Inc., Inland Retail Real Estate Limited Partnership, the Lenders referenced therein, and you, as Agent for the Lenders.

An Advance is requested to be made in the amount of $__________, to be made on _____________.  Such Advance shall be a [Swingline Rate Advance] [Floating Rate Advance] [Fixed Rate Advance].  [The applicable LIBOR Interest Period shall be _____________.]

The proceeds of the requested loan shall be directed to the following account:

Wiring Instructions:

(Bank Name)

(ABA No.)

(Beneficiary)

(Account No. to Credit)

(Notification Requirement)

In support of this request, Inland Retail Real Estate Trust, Inc. hereby represents and warrants to the Agent and the Lenders that acceptance of the proceeds of such loan by the Borrowers shall be deemed to further represent and warrant that all requirements of Section 4.2 of the Credit Agreement in connection with such Advance have been satisfied at the time such proceeds are disbursed.

Date:_________________________________

For Borrowers:  Inland Retail Real Estate Trust, Inc.

By:

_________________________________

Name:

_________________________________

Its:

_________________________________

G-1

EXHIBIT H

AMENDMENT REGARDING INCREASE

This Amendment to Credit Agreement (the “Agreement”) is made as of                           ,          , by and among Inland Retail Real Estate Trust, Inc. and Inland Retail Real Estate Limited Partnership (collectively, the “Borrowers”), KeyBank National Association, individually and as “Agent,” and one or more [new] [existing] “Lenders” shown on the signature pages hereof.

R E C I T A L S

A.

Borrowers, Agent and certain other Lenders have entered into a Second Amended and Restated Credit Agreement dated as of May __, 2005 (as amended, the “Credit Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

B.

Pursuant to the terms of the Credit Agreement, the Lenders initially agreed to provide Borrowers with a revolving credit facility in an aggregate principal amount of up to $100,000,000.  The Borrowers and the Agent on behalf of the Lenders now desire to amend the Credit Agreement in order to, among other things (i) increase the Aggregate Commitment to $__________________; and (ii) admit [name of new banks] as “Lenders” under the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.

The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.

2.

From and after _________, ____ (the “Effective Date”) (i) [name of new banks] shall be considered as “Lenders” under the Credit Agreement and the Loan Documents, and (ii) [name of existing lenders] shall each be deemed to have increased its Commitment to the amount shown next to their respective signatures on the signature pages of this Amendment, each having a Commitment in the amount shown next to their respective signatures on the signature pages of this Amendment.  The Borrowers shall, on or before the Effective Date, execute and deliver to each new Lender a Note to evidence the Loans to be made by such Lender.  [Each new Lender executing this Agreement for the purpose of becoming a party to the Credit Agreement acknowledges its receipt and review of a copy of the Credit Agreement and agrees to be legally bound by all of the provisions thereof.]

3.

From and after the Effective Date, the Aggregate Commitment shall equal __________ Million Dollars ($___,000,000).

4.

For purposes of Section 13.1 of the Credit Agreement (Giving Notice), the address(es) and facsimile number(s) for [name of new banks] shall be as specified below their respective signature(s) on the signature pages of this Amendment.

5.

The Borrowers hereby represent and warrant that, as of the Effective Date, there is no Default or Unmatured Default, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of such date and the Borrowers have no offsets or claims against any of the Lenders.

6.

As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.

H-1

7.

This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

INLAND RETAIL REAL ESTATE TRUST, INC.

By:

Print Name:  Barry L. Lazarus

Title:  President

200 Waymont Court, Suite 126, Unit 10

Lake Mary, Florida  32746

Phone:  407-688-6540

Facsimile:  407-688-6543

Attention:  Barry L. Lazarus

INLAND RETAIL REAL ESTATE LIMITED PARTNERSHIP

By:

Inland Retail Real Estate Trust, Inc., its general partner

By:

Print Name:  Barry L. Lazarus

Title:  President

200 Waymont Court, Suite 126, Unit 10

Lake Mary, Florida  32746

Phone:  407-688-6540

Facsimile:  407-688-6543

Attention:  Barry L. Lazarus

KEYBANK NATIONAL ASSOCIATION,

Individually and as Administrative Agent

By:

Print Name:

Title:

KeyBank – Real Estate Capital

127 Public Square - 8th Floor

Mail Code: OH-01-27-0839

Cleveland, Ohio 44114

Phone:  216-689-4204

Facsimile:  216-689-3566

Attention:  Pat Isenstadt

H-2

SCHEDULE 1

SUBSIDIARIES

Inland Retail Real Estate Trust, Inc.

Subsidiaries Schedule as of 04/18/05 (revised)

Name of Property

Name of Owning Entity

Name of Sole Member/Partner

Comments

440 Commons

Inland Southeast Jersey City, L.L.C.

IRRELP, sole member

Acworth Avenue

Inland Southeast Acworth, L.L.C.

IRRELP, sole member

Aberdeen Square

Inland Southeast Aberdeen, L.L.C.

IRRELP, sole member

Abernathy Square

Inland Southeast Abernathy, L.L.C.

IRRELP, sole member

Adams Farm

Inland Southeast Greensboro, LLC

IRRELP, sole member

Aiken Exchange

Inland Southeast Aiken Whiskey Road, L.L.C.

IRRELP, sole member

Alexander Place

Inland Southeast Raleigh Alexander, L.L.C.

IRRELP, sole member

Albertsons Brandon

Inland Southeast Bloomingdale, L.L.C.

IRRELP, sole member

Anderson Central

Inland Southeast Anderson, L.L.C.

IRRELP, sole member

Bank First Building

Inland Southeast Winter Park, L.L.C.

IRRELP, sole member

Bardmoor Center

Inland Southeast Bardmoor, L.L.C.

IRRELP, sole member

Barrett Pavilion

Inland Southeast Barrett, L.L.C.

IRRELP, sole member

Bartow

Inland Southeast Bartow, L.L.C.

IRRELP, sole member

Bass Pro Shop

Inland Southeast Dania, L.L.C.

IRRELP, sole member

Bellevue Place

Inland Southeast Bellevue, L.L.C.

IRRELP, sole member

Schedule 1 – Page 1

Name of Property

Name of Owning Entity

Name of Sole Member/Partner

Comments

Bi Lo Asheville

Inland Southeast Asheville, L.L.C.

IRRELP, sole member

Bi Lo Greenwood

Inland Southeast Greenwood, L.L.C.

IRRELP, sole member

Bi Lo Shelmore

Inland Southeast Shelmore, L.L.C.

IRRELP, sole member

Bi Lo Sylvania

Inland Southeast Sylvania, L.L.C.

IRRELP, sole member

Bi Lo Southern Pines

Inland Southeast Southern Pines, L.L.C.

IRRELP, sole member

Birkdale Village

Inland Southeast Birkdale, L.L.C.

IRRELP, sole member

BJ’s Whsl. Club-Charlotte

Inland Southeast Independence, L.L.C.

IRRELP, sole member

Boynton Commons

Boynton Beach Development,

Inland Boynton Acquisitions LLC

IRRELP is sole

Associates, general partnership

Inland Boynton Investment LLC

member

(gen. partner)

Brandon Boulevard

Inland Southeast Brandon, L.L.C.

IRRELP, sole member

Brick Center Plaza

Inland Southeast Brick, L.L.C.

IRRELP, sole member

Bridgewater

Inland Southeast Bridgewater, L.L.C.

IRRELP, sole member

Brooker Creek S.C.

Inland Southeast Brooker, L.L.C.

IRRELP, sole member

Camfield Corners

Inland Southeast Camfield, L.L.C.

IRRELP, sole member

Camp Hill Center

(see Michaels Center)

Capital Crossing S.C.

Inland Southeast Capital Crossing, L.L.C.

IRRELP, sole member

Capital Crossing-Lowe’s

Inland Southeast Pinehurst, L.L.C.

IRRELP, sole member

Foods

Capital Plaza

Inland Southeast Wake Forest Capital, LLC

IRRELP, sole member

Carlisle Commons	Inland Southeast Carlisle DST,	IRRELP, an Illinois ltd. Partnership, its sole beneficiary
	a Delaware statutory trust	IRRETI, a Maryland corporation, its signatory trustee
Wilmington Trust Company, a Delaware trustee

Schedule 1 – Page 2

Name of Property

Name of Owning Entity

Name of Sole Member/Partner

Comments

Cascades Marketplace

Inland Southeast Cascades, L.L.C.

IRRELP, sole member

Casselberry

Inland Southeast Casselberry, L.L.C.

IRRELP, sole member

Cedar Springs

Inland Southeast Cedar Springs, L.L.C.

IRRELP, sole member

Center Pointe Ph I

Inland Southeast Center Pointe, L.L.C.

IRRELP, sole member

Chatham Crossing

Inland Southeast Siler L.L.C.

IRRELP, sole member

Chesterfield Crossing

Inland Southeast Chesterfield, L.L.C.

IRRELP, sole member

Chickasaw Trail

Inland Southeast Chickasaw, L.L.C.

IRRELP, sole member

Circuit City-Dothan

Inland Southeast Dothan Outparcel, L.L.C.

IRRELP, sole member

Circuit City- Olympia

Inland Southeast Olympia DST,

IRRELP, an Illinois ltd. Partnership, depositor

a Delaware statutory trust

Wilmington Trust Company, a Delaware trustee

IRRETI, a Maryland corporation, its signatory trustee

Circuit City- Carey

Inland Southeast Cary, L.L.C.

IRRELP, sole member

Circuit City-Rome

Inland Southeast Rome, L.L.C.

IRRELP, sole member

Circuit City S.C.

Inland Southeast Colonial, L.L.C.

IRRELP, sole member

Circuit City-Highlands Rnch

Inland Southeast Highlands Ranch, L.L.C.

IRRELP, sole member

Circuit City-Culver City

Inland Southeast Culver City SDT,

IRRELP, an Illinois ltd. Partnership, depositor

a Delaware statutory trust

Wilmington Trust Company, a Delaware trustee

IRRETI, a Maryland corporation, its signatory trustee

Circuit City-Vero

Inland Southeast Vero Beach, L.L.C.

IRRELP, sole member

Citrus Hills

Inland Southeast Citrus Hills, L.L.C.

IRRELP, sole member

City Crossing

Inland Southeast City Crossing, L.L.C.

IRRELP, sole member

Clayton Corners

Inland Southeast Clayton, L.L.C.

IRRELP, sole member

Clearwater Crossing

Inland Southeast Clearwater, L.L.C.

IRRELP, sole member

Schedule 1 – Page 3

Name of Property

Name of Owning Entity

Name of Sole Member/Partner

Comments

Columbia Promenade

Inland Southeast Columbia, L.L.C.

IRRELP, sole member

Columbiana Station II

  Inland Southeast Columbiana, L.L.C.

Inland Southeast Station, L.L.C./IRRELP, sole member

Commonwealth II

Inland Southeast Commonwealth II, L.L.C.

IRRELP, sole member

Comp USA (Jefferson Plz)

Inland Southeast Newport News, L.L.C.

IRRELP, sole member

Concord Crossing

Inland Southeast Con Crossing, L.L.C.

IRRELP, sole member

Conway Plaza

Inland Southeast Conway, L.L.C.

IRRELP, sole member

Cortez Plaza

Inland Southeast Cortez, L.L.C.

and Inland Southeast Visionworks, L.L.C.

IRRELP, sole member

Costco Plaza

Inland Southeast White Marsh, L.L.C.

IRRELP, sole member

Countryside

Inland Southeast Countryside LP

IRRELP, limited partner

Inland Countryside G.P., L.L.C. IRRELP is sole member

Cox Creek

Inland Southeast Cox Creek, L.L.C.

IRRELP, sole member

Creeks at Virginia Centre

Inland Southeast Creeks, L.L.C.

Inland Southeast Richmond, L.L.C./ IRRELP, members

Creekwood Crossing

Inland Southeast Creekwood, L.L.C.

IRRELP, sole member

Crossroads

Inland Southeast Hainesport, L.L.C.

IRRELP, sole member

Crystal Springs S.C.

Inland Southeast Crystal Springs, L.L.C.

IRRELP, sole member

Cypress Trace

Inland Southeast Cypress Trace, L.L.C.

IRRELP, sole member

David's Bridal

Inland Southeast Eisenhower Outlot, L.L.C.

IRRELP, sole member

Denbigh Village

Inland Southeast Denbigh, L.L.C.

IRRELP, sole member

Douglasville Pavilion

Inland Southeast Douglasville, L.L.C.

IRRELP, sole member

Downtown Short Pump

Inland Southeast Short Pump, L.L.C.

Inland Southeast Downtown SP, L.L.C., sole member

IRRELP, sole member

Schedule 1 – Page 4

Name of Property

Name of Owning Entity

Name of Sole Member/Partner

Comments

Duvall Village S.C.

Manekin Duvall, LLP

Inland Southeast Duvall, L.L.C

(ltd partner) IRRELP, general partner

East Hanover Plaza

Inland Southeast East Hanover, L.L.C.

IRRELP, sole member

Eckerds-6th & Parade

Inland Southeast 6th Street, L.L.C.

IRRELP, sole member

Eckerds-12th Street

Inland Southeast 12th Street, L.L.C.

IRRELP, sole member

Eckerds-26th&Parade

Inland Southeast East 26th Street, L.L.C.

IRRELP, sole member

Eckerds-26th&Sterrettainia

Inland Southeast West 26th Street,L.L.C.

IRRELP, sole member

Eckerds- Arapaho

Inland Southeast Arapaho, L.L.C.

IRRELP, sole member

Eckerds- Blackstock

Inland Southeast Spartanburg Blackstock, L.L.C.

IRRELP, sole member

Eckerds-Broadway&Bailey

Inland Southeast Broadway Street, L.L.C.

IRRELP, sole member

Eckerds- Buckingham

Inland Southeast Buckingham, L.L.C.

IRRELP, sole member

Eckerds-Central&Millard

Inland Southeast Central Avenue, L.L.C.

IRRELP, sole member

Eckerds- Concord

Inland Southeast Concord, L.L.C.

IRRELP, sole member

Eckerds- Davis

Inland Southeast Davis Boulevard, L.L.C.

IRRELP, sole member

Eckerds- Eastway

Inland Southeast Buffalo Road, L.L.C.

IRRELP, sole member

Eckerds- Gaffney

Inland Southeast Gaffney, L.L.C.

IRRELP, sole member

Eckerds-Genessee

Inland Southeast Genessee Street, L.L.C.

IRRELP, sole member

Eckerds- Greenville

Inland Southeast Greenville Augusta, L.L.C.

IRRELP, sole member

Eckerds- Jacksboro

Inland Southeast Jacksboro, L.L.C.

IRRELP, sole member

Eckerds- Lake Worth

Inland Southeast Lake Worth, L.L.C.

IRRELP, sole member

Eckerds- Lawrenceville

Inland Southeast Lawrenceville, L.L.C.

IRRELP, sole member

Eckerds- Main Street

Inland Southeast Main Colony, L.L.C.

IRRELP, sole member

Schedule 1 – Page 5

Name of Property

Name of Owning Entity

Name of Sole Member/Partner

Comments

Eckerds- Marsh

Inland Southeast Trinity Mills, L.L.C.

IRRELP, sole member

Eckerds- Martin Luther King

Inland Southeast Oklahoma City, L.L.C.

IRRELP, sole member

Eckerds-Millersport

Inland Southeast Millersport Highway,L.L.C.

IRRELP, sole member

Eckerds-Monroeville

              &Jameson

Inland Southeast Monroeville Boulevard, L.L.C.

IRRELP, sole member

Eckerds- Old Freeport

                &Pillow

Inland Southeast Pittsburgh Street, L.L.C.

IRRELP, sole member

Eckerds- Old Jacksboro Hwy

Inland Southeast Midwestern Parkway, L.L.C.

IRRELP, sole member

Eckerds- Parker

Inland Southeast Parker, L.L.C.

IRRELP, sole member

Eckerds-Peach St

Inland Southeast Peach Street, L.L.C.

IRRELP, sole member

Eckerds-Perry Creek

Inland Southeast Raleigh, L.L.C.

IRRELP, sole member

Eckerds- Piedmont

Inland Southeast Piedmont, L.L.C.

IRRELP, sole member

Eckerds- River Oaks

Inland Southeast River Oaks, L.L.C.

IRRELP, sole member

Eckerds-Rt 22&Center

Inland Southeast Penn Highway, L.L.C.

IRRELP, sole member

Eckerds-Rt 22&Cove

Inland Southeast Cove Road, L.L.C.

IRRELP, sole member

Eckerds-Rt51&88

Inland Southeast Saw Mill Run Boulevard, L.L.C.

IRRELP, sole member

Eckerds-Rt 119&York

Inland Southeast Memorial Boulevard, L.L.C.

IRRELP, sole member

Eckerds-Rt130

  &Pleasant Valley

Inland Southeast Route 130, L.L.C.

IRRELP, sole member

Eckerds-Rt 286

Inland Southeast Golden Mile Highway, L.L.C.

IRRELP, sole member

Eckerds- S. Enota

Inland Southeast Enota, L.L.C.

IRRELP, sole member

Eckerds- S. Orange Blossom

Inland Southeast Orange Blossom, L.L.C.

IRRELP, sole member

Schedule 1 – Page 6

Name of Property

Name of Owning Entity

Name of Sole Member/Partner

Comments

Eckerds- Southwest Pkwy

Inland Southeast SW Parkway, L.L.C.

IRRELP, sole member

Eckerds- Spartanburg

Inland Southeast Spartanburg Pine, L.L.C.

IRRELP, sole member

Eckerds- Sycamore School

Inland Southeast Sycamore School, L.L.C.

IRRELP, sole member

Eckerds- Tega Cay

Inland Southeast Tega Cay, L.L.C.

IRRELP, sole member

Eckerds- W. Gentry Pkwy

Inland Southeast Glenwood Gentry, L.L.C.

IRRELP, sole member

Eckerds-Washington

               &Jefferson

Inland Southeast Jefferson Street, L.L.C.

IRRELP, sole member

Eckerds- Whitlock

Inland Southeast Whitlock, L.L.C.

IRRELP, sole member

Eckerds-Woodruff

Inland Southeast Woodruff, L.L.C.

IRRELP, sole member

Edgewater Towne Center

Inland Southeast Edgewater, L.L.C.

IRRELP, sole member

Eisenhower Crossing

Inland Southeast Eisenhower, L.L.C.

IRRELP, sole member

Fayette Pavilion Ph I & II

Inland Southeast Fayette I & II SPE, L.L.C.

IRRELP, sole member

Fayetteville Pavilion

Inland Southeast Fayetteville, L.L.C.

IRRELP, sole member

Fayette Pavilion Ph III

Inland Southeast Fayetteville III, L.L.C.

IRRELP, sole member

Flamingo Falls

Inland Southeast Flamingo Falls, L.L.C.

IRRELP, sole member

Forestdale Plaza

Inland Southeast Forestdale, L.L.C.

IRRELP, sole member

Forest Hills Centre

Inland Southeast Forest Hills, L.L.C.

IRRELP, sole member

Fountains (The Fountains)

Inland Southeast Fountains, L.L.C.

IRRELP, sole member

  (incl. Vision Works)

Gateway Market

Inland Southeast Gateway, L.L.C.

IRRELP, sole member

Gateway Plaza S.C.

Inland Southeast Jacksonville, L.L.C.

IRRELP, sole member

Gateway Plaza II

Inland Southeast Gate-Con, L.L.C.

IRRELP, sole member

Schedule 1 – Page 7

Name of Property

Name of Owning Entity

Name of Sole Member/Partner

Comments

Glenmark Center

Inland Southeast Morgantown, L.L.C.

IRRELP, sole member

Golden Gate S.C.

Inland Southeast Golden Gate, L.L.C.

IRRELP, sole member

Goldenrod Groves

Inland Southeast Goldenrod, L.L.C.

IRRELP, sole member

Goody’s

Inland Southeast Azur Augusta, L.L.C.

IRRELP, sole member

Hairston Crossing

Inland Southeast Hairston, L.L.C.

IRRELP, sole member

Hampton Point

Inland Southeast Hampton, L.L.C.

IRRELP, sole member

Harundale Plaza

Manekin Harundale, LLP

Inland Southeast Harundale, L.L.C. (ltd partner)

IRRELP, general partner

Heritage Pavilion

Inland Southeast Heritage, L.L.C.

IRRELP, sole member

Hilliard Rome Road

Inland Southeast Hilliard Rome, L.L.C.

IRRELP, sole member

Hillsboro Square

Inland Southeast Hillsboro, L.L.C.

IRRELP, sole member

Hiram Pavilion

Inland Southeast Hiram, L.L.C.

IRRELP, sole member

Houston Square

Inland Southeast Houston, L.L.C.

IRRELP, sole member

Jefferson Plaza

(see Comp USA)

JoAnn's Fabrics

Inland Southeast Alpharetta, L.L.C.

IRRELP, sole member

Jones Bridge S.C.

Inland Southeast Jones Bridge, L.L.C.

IRRELP, sole member

Just For Feet-Augusta

Inland Southeast JFF Augusta, L.L.C.

IRRELP, sole member

Just For Feet-Covington

Inland Southeast JFF Covington, L.L.C.

IRRELP, sole member

Just For Feet-Daytona

Inland Southeast JFF, L.L.C.

IRRELP, sole member

Kensington Place

Inland Southeast Kensington Place, L.L.C.

IRRELP, sole member

Killearn

Inland Southeast Killearn, L.L.C.

IRRELP, sole member

KMart

Inland Southeast Macon, L.L.C.

IRRELP, sole member

Schedule 1 – Page 8

Name of Property

Name of Owning Entity

Name of Sole Member/Partner

Comments

Kroger-West Chester

Inland Southeast West Chester, L.L.C.

IRRELP, sole member

Kroger-Cincinnati

Inland Southeast Colerain, L.L.C.

IRRELP, sole member

Kroger-Grand Prairie

Inland Southeast Grand Prairie L.P.,

Inland Southeast Grand Prairie GP, L.L.C.,

an Illinois limited partnership

a Delaware limited liability co.

Lake Olympia

Inland Southeast Lake Olympia LP

IRRELP, limited partner

Inland Lake Olympia G.P., L.L.C.

IRRELP is sole member

Lake Walden

Inland Southeast Lake Walden LP

IRRELP, limited partner

Inland Lake Walden G.P., L.L.C

IRRELP is sole member

Lakeview Plaza

Inland Southeast Lakeview, L.L.C.

IRRELP, sole member

Lakewood Ranch

Inland Southeast Lakewood, L.L.C.

IRRELP, sole member

Lakewood Ranch Outlots

Inland Southeast Lakewood Outlots, L.L.C.

IRRELP, sole member

Largo Town Center

Inland Southeast Largo, L.L.C.

IRRELP, sole member

Lexington Place

Inland Southeast Lexington, L.L.C.

IRRELP, sole member

Loggerhead Jct.

Inland Southeast Holmes Beach, L.L.C.

IRRELP, sole member

Loisdale Shopping Center

Inland Southeast Loisdale, L.L.C.

IRRELP, sole member

Lowe’s-Cullman

Inland Southeast Cullman, L.L.C.

IRRELP, sole member

Lowe’s Food Store (G/L)

Inland Southeast Pinehurst, L.L.C.

IRRELP, sole member

Lowe’s-Baytown

Inland Southeast Baytown Limited Partnership

Inland Southeast Baytown GP, L.L.C.,

an Illinois limited partnership

a Delaware limited liability co.

Inland Southeast Baytown LP, L.L.C.,

 Delaware limited liability co.

Lowes (Home Imprvmt)

Inland Southeast Warner Robbins, L.L.C.

IRRELP, sole member

Schedule 1 – Page 9

Name of Property

Name of Owning Entity

Name of Sole Member/Partner

Comments

Lowe’s- Katy

Inland Southeast Katy Limited Partnership,

Inland Southeast Katy GP, L.L.C., a Delaware limited

 an Illinois limited partnership

liability company

Inland Southeast Katy L.P., L.L.C., a Delaware limited

liability company

Lowe’s-Steubenville

Inland Southeast Steubenville, L.L.C.

IRRELP, sole member

Manchester Broad Street

Inland Southeast Manchester, L.L.C.

IRRELP, sole member

Market Square

Inland Southeast Market Square, L.L.C.

IRRELP, sole member

Market Square- Ft. Myers

Inland Southeast Market Place, L.L.C.

IRRELP, sole member

Marketplace at Mill Creek

Inland Southeast Mill Creek, L.L.C.

IRRELP, sole member

McFarland Plaza

Inland Southeast McFarland, L.L.C.

IRRELP, sole member

Meadowmont Village

Inland Southeast Meadowmont, L.L.C.

IRRELP, sole member

Melbourne

Inland Southeast Melbourne, L.L.C.

IRRELP, sole member

Merchants Square

Inland Southeast Merchants Square LP

IRRELP, limited partner

Merchants Square G.P., L.L.C.

IRRELP is sole member

Michaels Center

Inland Southeast Camp Hill PA, DST

IRRELP, beneficiary

Middletown Square

Inland Southeast Middletown, L.L.C.

IRRELP, sole member

Midway Plaza

Inland Southeast Midway Plaza, L.L.C.

IRRELP, sole member

Mill Pond

Inland Southeast Millpond, L.L.C.

IRRELP, sole member

Monroe

Inland Southeast Monroe, L.L.C.

IRRELP, sole member

Monticello Mall

Inland Southeast Thompson Monticello, L.L.C.

IRRELP, sole member

Mooresville

Inland Southeast Mooresville, L.L.C.

IRRELP, sole member

Naugatuck Valley

Inland Southeast Naugatuck, L.L.C.

IRRELP, sole member

Schedule 1 – Page 10

Name of Property

Name of Owning Entity

Name of Sole Member/Partner

Comments

Newnan Pavilion

Inland Southeast Newnan, L.L.C.

IRRELP, sole member

North Aiken Bi-Lo

Inland Southeast Aiken, L.L.C.

IRRELP, sole member

North Hampton Market I&II

Inland Southeast Greer North Hampton

Market, L.L.C.

IRRELP, sole member

North Hill Commons

Inland Southeast North Hills, L.L.C.

IRRELP, sole member

Northlake Commons

Inland Southeast Northlake, L.L.C.

IRRELP, sole member

Northpoint Mkt.Place

Inland Southeast Northpoint, L.L.C.

IRRELP, sole member

Oakland Market Place

Inland Southeast Oakland, L.L.C.

IRRELP, sole member

Oakley Plaza

Inland Southeast Oakley, L.L.C.

IRRELP, sole member

Oak Summit

Inland Southeast Oak Summit, L.L.C.

IRRELP, sole member

Oak Summit Outlot

Inland Southeast Oak Summit Outlot, L.L.C.

IRRELP, sole member

Oleander S.C.

Inland Southeast Oleander, L.L.C.

IRRELP, sole member

Overlook at King of Prussia

Inland Southeast Overlook, L.L.C.

IRRELP, sole member

Paradise Lake Dow

Inland Southeast Lake Dow, L.L.C.

IRRELP, sole member

Paradise Place

Inland Southeast Paradise Place, L.L.C.

IRRELP, sole member

Paradise Point

Inland Southeast Paradise Point, L.L.C.

IRRELP, sole member

Paradise Promenade

Inland Southeast Promenade, L.L.C.

IRRELP, sole member

Paraiso Plaza

Inland Southeast Paraiso, L.L.C.

IRRELP, sole member

PetsMart #639

Inland Southeast Chattanooga, L.L.C.

IRRELP, sole member

PetsMart #311

Inland Southeast Daytona Beach, L.L.C.

IRRELP, sole member

PetsMart #444

Inland Southeast Fredericksburg, L.L.C.

IRRELP, sole member

Piedmont Plaza

Inland Southeast Apopka, L.L.C.

IRRELP, sole member

Schedule 1 – Page 11

Name of Property

Name of Owning Entity

Name of Sole Member/Partner

Comments

Plant City

Inland Southeast Plant City, L.L.C.

IRRELP, sole member

Plaza Del Paraiso

Inland Southeast Del Paraiso, L.L.C.

IRRELP, sole member

Pleasant Hill

Inland Southeast Pleasant Hill, L.L.C.

IRRELP, sole member

Point at Tampa Palms

Inland Southeast Tampa Palms, L.L.C.

IRREP, sole member

Presidential Commons

Inland Southeast Snellville, L.L.C.

IRRELP, sole member

Rainbow Foods-Rowlett

Inland Southeast Rowlett, L.L.C.

IRRELP, sole member

Rainbow Foods-Garland

Inland Southeast Garland, L.L.C.

IRRELP, sole member

Red Bud Commons

Inland Southeast Red Bud, L.L.C.

IRRELP, sole member

Riverdale

Inland Southeast West Springfield, L.L.C.

IRRELP, sole member

River Ridge

Inland Southeast River Ridge, L.L.C.

IRRELP, sole member

River Ridge Outlot

Inland Southeast Birmingham River Ridge, L.L.C.

IRRELP, sole member

River Run

Inland Southeast River Run, L.L.C.

IRRELP, sole member

Riverstone Plaza

Inland Southeast Riverstone, L.L.C.

IRRELP, sole member

Ritz at Sycamore

Inland Southeast Sycamore III, L.L.C.

IRRELP, sole member

Rosedale Center

Inland Southeast Rosedale, L.L.C.

IRRELP, sole member

Route 22 Union

Inland Southeast Union, L.L.C.

IRRELP, sole member

Sam’s Club-Worcester

Inland Southeast Barber, L.L.C.

IRRELP, sole member

Sand Lake

Inland Southeast Sand Lake, L.L.C.

IRRELP, sole member

Sandy Plains

Inland Southeast Sandy Plains, L.L.C.

IRRELP, sole member

Sarasota Pavilion

Inland Southeast Sarasota, L.L.C.

IRRELP, sole member

Seekonk Stop & Shop

Inland Southeast Seekonk, L.L.C.

IRRELP, sole member

Sexton Commons

Inland Southeast Sexton, L.L.C.

IRRELP, sole member

Schedule 1 – Page 12

Name of Property

Name of Owning Entity

Name of Sole Member/Partner

Comments

Sharon Greens

Inland Southeast Forsyth, L.L.C.

IRRELP, sole member

Sharon Green Outlot

Inland Southeast Forsyth Outlot, L.L.C.

IRRELP, sole member

Sheridan Square

Inland Southeast Sheridan, L.L.C.

IRRELP, sole member

Shoppes of Ellenwood

Inland Southeast Ellenwood, L.L.C.

IRRELP, sole member

Shoppes at Chalet Suzanne

Inland Southeast Chalet Suzanne, L.L.C.

IRRELP, sole member

Shoppes at Golden Acres

Inland Southeast Golden Acres, L.L.C.

IRRELP, sole member

Shoppes at Lake Mary

Inland Southeast Lake Mary, L.L.C.

IRRELP, sole member

Shoppes at New Tampa

Inland Southeast New Tampa, L.L.C.

IRRELP, sole member

Shoppes at Oliver's Crossing

Inland Southeast Oliver's Crossing, L.L.C.

IRRELP, sole member

Shoppes of Lithia

Inland Southeast Lithia, L.L.C.

IRRELP, sole member

Shoppes at Wendover Vlg.

Inland Southeast Wendover, L.L.C.

IRRELP, sole member

Shops at Citiside

Inland Southeast Citiside, L.L.C.

IRRELP, sole member

Shops on the Circle

Inland Southeast Dothan, L.L.C.

IRRELP, sole member

Skyview Plaza

Inland Southeast Skyview, L.L.C.

IRRELP, sole member

Sofa Express

Inland Southeast Duluth Reynolds, L.L.C.

IRRELP, sole member

Sony Theatre

Inland Southeast Morris, L.L.C.

IRRELP, sole member

Southampton

Inland Southeast Tyrone, L.L.C.

IRRELP, sole member

Southlake Pavilion III

Inland Southeast Southlake Phase 3, L.L.C.

IRRELP, sole member

Southlake Pavilion IV,V,VI

Inland Southeast Morrow, L.L.C.

IRRELP, sole member

Southlake S. C.

Inland Southeast Southlake, L.L.C.

IRRELP, sole member

Southwood Plantation

Inland Southeast Southwood, L.L.C.

IRRELP, sole member

Spring Mall

Inland Southeast Spring Mall, L.L.C.

IRRELP, sole member

Schedule 1 – Page 13

Name of Property

Name of Owning Entity

Name of Sole Member/Partner

Comments

Springfield Park

Inland Southeast Springfield, L.L.C.

IRRELP, sole member

Squirewood Village

Inland Southeast Squirewood, L.L.C.

IRRELP, sole member

Steeplechase

Inland Southeast Steeplechase, L.L.C.

IRRELP, sole member

Stonebridge Square

Inland Southeast Stonebridge, L.L.C.

IRRELP, sole member

Stonecrest Marketplace

Inland Southeast Stonecrest, L.L.C.

IRRELP, sole member

Suwanee Crossroads

Inland Southeast Suwanee, L.L.C.

IRRELP, sole member

Sycamore Commons

Inland Southeast Sycamore, L.L.C.

IRRELP, sole member

Sycamore Commons Outlot

Inland Southeast Sycamore II, L.L.C.

IRREP, sole member

Target Center

Inland Southeast Richland, L.L.C.

IRRELP, sole member

Target Outlot

Inland Southeast Richland Outlot, L.L.C.

IRRELP, sole member

Tequesta Shoppes

Inland Southeast Tequesta, L.L.C.

IRRELP, sole member

Town and Country

Inland Southeast Town & Country, L.L.C.

IRRELP, sole member

Town Center

Inland Southeast Town Center LP

IRRELP, limited partner

Inland Town Center G.P., L.L.C.

IRRELP is sole member

Turkey Creek Pavilion

Inland Southeast Knoxville, L.L.C.

IRRELP, sole member

Turkey Creek II

Inland Southeast Turkey Creek II, L.L.C.

IRRELP, sole member

Universal Plaza

Inland Southeast Universal, L.L.C.

IRRELP, sole member

Valley Park Commons

Inland Southeast Valley Park, L.L.C.

IRRELP, sole member

Venture Point

Inland Southeast Duluth, L.L.C.

IRRELP, sole member

Village Center

Inland Southeast Mt. Pleasant, L.L.C.

IRRELP, sole member

Village Crossing

Inland Southeast Village Crossing, L.L.C.

IRRELP, sole member

Village Crossing Outlot

Inland Southeast Mt. Pleasant Outlot, L.L.C.

IRRELP, sole member

Schedule 1 – Page 14

Name of Property

Name of Owning Entity

Name of Sole Member/Partner

Comments

Village Square at Golf

Inland Southeast Golf, L.L.C.

IRRELP, sole member

Wakefield Crossing

Inland Southeast Wakefield, L.L.C.

IRRELP, sole member

Walk at Highwood I

Inland Southeast Highwood, L.L.C.

IRRELP, sole member

Walk at Highwood II

Inland southeast Highwoods II, L.L.C.

IRRELP, sole member

Walgreens

Inland Southeast Port Huron, L.L.C.

IRRELP, sole member

Wal-Mart-Winston-Salem

Inland Southeast Kester Mills, L.L.C.

IRRELP, sole member

Wal-Mart- Alliance

Inland Southeast Alliance, L.L.C.

IRRELP, sole member

Wal-Mart- Greenville

Inland Southeast Greenville Woodruff, L.L.C.

IRRELP, sole member

Wards Crossing

Inland Southeast Lynchburg, L.L.C.

IRRELP, sole member

Warwick Center

Warwick-Inland Southeast Warwick, L.L.C.

IRRELP, sole member

Watercolor Crossing

Inland Southeast Watercolor, L.L.C.

IRRELP, sole member

Waterfront-Best Buy, C&F

Inland Southeast Waterfront, DST

IRRETI, signatory trustee

Waterfront Market

Inland Southeast Waterfront Market, DST

IRRETI, signatory trustee

Waterfront Town Center

Inland Southeast Waterfront Town Center, DST

IRRETI, signatory trustee

West Falls Plaza

Inland Southeast West Falls, L.L.C.

IRRELP, sole member

West Oaks

Inland Southeast West Oaks, L.L.C.

IRRELP, sole member

Westside Pavilion

Inland Southeast Huntsville, L.L.C.

IRRELP, sole member

Willoughby Hills

Inland Southeast Willoughby Hills, L.L.C.

IRRELP, sole member

Windsor Court

Inland Southeast Windsor, L.L.C.

IRRELP, sole member

Winslow Bay

Inland Southeast Winslow Bay, L.L.C.

IRRELP, sole member

Woodstock Square

Inland Southeast Woodstock, L.L.C.

IRRELP, sole member

Wytheville Commons

Inland Southeast Wytheville, L.L.C.

IRRELP, sole member

Schedule 1 – Page 15

SCHEDULE 2

LITIGATION

(See Section 5.6)

None.

Schedule 2 – Page 1

SCHEDULE 3

ENVIRONMENTAL MATTERS

(See Sections 5.6 and 5.19)

None.

Schedule 3 – Page 1

Table of Contents

ARTICLE I. DEFINITIONS

1

ARTICLE II. THE CREDIT

15

2.1.

Generally.

15

2.2.

Ratable and Non-Ratable Advances.

15

2.3.

Applicable Margin.

15

2.4.

Final Principal Payment.

16

2.5.

Unused Fee.

16

2.6.

Other Fees.

16

2.7.

Minimum Amount of Each Advance.

16

2.8.

Optional Principal Payments

16

2.9.

Method of Selecting Types and Interest Periods for New Advances.

16

2.10.

Conversion and Continuation of Outstanding Advances.

17

2.11.

Changes in Interest Rate, Etc.

17

2.12.

Rates Applicable After Default

17

2.13.

Method of Payment.

18

2.14.

Notes; Telephonic Notices.

18

2.15.

Interest Payment Dates; Interest and Fee Basis.

18

2.16.

Swingline Advances.

18

2.17.

Notification of Advances, Interest Rates and Prepayments.

19

2.18.

Lending Installations.

19

2.19.

Non-Receipt of Funds by the Administrative Agent.

19

2.20.

Replacement of Lenders under Certain Circumstances.

20

2.21.

Usury.

20

2.22.

Increase in Aggregate Commitment.

20

2.23.

Extension of Facility Termination Date.

21

ARTICLE IIA  LETTER OF CREDIT SUBFACILITY

21

2A.1

Obligation to Issue.

21

2A.2

Types and Amounts.

21

2A.3

Conditions.

21

2A.4

Procedure for Issuance of Facility Letters of Credit.

22

2A.5

Reimbursement Obligations; Duties of Issuing Bank.

23

2A.6

Participation.

23

2A.7

Payment of Reimbursement Obligations.

24

2A.8

Compensation for Facility Letters of Credit.

25

2A.9

Letter of Credit Collateral Account

25

ARTICLE III. CHANGE IN CIRCUMSTANCES

26

3.1.

Yield Protection.

26

3.2.

Changes in Capital Adequacy Regulations.

26

3.3.

Availability of Types of Advances.

27

3.4.

Funding Indemnification.

27

3.5.

Taxes.

27

3.6.

Lender Statements; Survival of Indemnity.

29

ARTICLE IV. CONDITIONS PRECEDENT

29

4.1.

Initial Advance.

29

4.2.

Each Advance and Issuance.

30

ARTICLE V. REPRESENTATIONS AND WARRANTIES

30

5.1.

Existence.

30

5.2.

Authorization and Validity.

30

5.3.

No Conflict; Government Consent.

31

5.4.

Financial Statements; Material Adverse Effect.

31

5.5.

Taxes.

31

5.6.

Litigation and Guarantee Obligations.

31

5.7.

Subsidiaries and Investment Affiliates.

31

5.8.

ERISA.

32

5.9.

Accuracy of Information.

32

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5.10.

Regulation U.

32

5.11.

Material Agreements.

32

5.12.

Compliance With Laws.

32

5.13.

Ownership of Properties.

32

5.14.

Investment Company Act.

32

5.15.

Public Utility Holding Company Act.

32

5.16.

Solvency.

32

5.17.

Insurance

33

5.18.

REIT Status.

33

5.19.

Environmental Matters.

33

5.20.

OFAC Representation.

34

ARTICLE VI. COVENANTS

34

6.1.

Financial Reporting.

34

6.2.

Use of Proceeds.

36

6.3.

Notice of Default.

36

6.4.

Conduct of Business.

36

6.5.

Taxes.

36

6.6.

Insurance.

36

6.7.

Compliance with Laws.

36

6.8.

Maintenance of Properties.

36

6.9.

Inspection.

37

6.10.

Maintenance of Status.

37

6.11.

Dividends.

37

6.12.

Merger; Sale of Assets.

37

6.13.

INTENTIONALLY DELETED.

37

6.14.

Sale and Leaseback.

37

6.15.

Acquisitions and Investments.

37

6.16.

Liens.

38

6.17.

Affiliates.

38

6.18.

Financial Undertakings.

38

6.19.

Variable Interest Indebtedness.

39

6.20.

Consolidated Net Worth.

39

6.21.

Indebtedness and Cash Flow Covenants.

39

6.22.

Environmental Matters.

39

6.23.

Permitted Investments.

40

6.24.

Minimum Average Occupancy.

40

6.25.

Limit on Cross-Collateralized Pools.

41

6.26.

Prohibited Encumbrances.

41

6.27.

Amendments to Organizational Documents.

41

ARTICLE VII. DEFAULTS

41

ARTICLE VIII. ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

43

8.1.

Acceleration.

43

8.2.

Amendments.

43

8.3.

Preservation of Rights.

44

8.4.

Insolvency of Borrower.

44

ARTICLE IX. GENERAL PROVISIONS

44

9.1.

Survival of Representations.

44

9.2.

Governmental Regulation.

44

9.3.

Taxes.

44

9.4.

Headings.

44

9.5.

Entire Agreement.

44

9.6.

Several Obligations; Benefits of this Agreement.

45

9.7.

Expenses; Indemnification.

45

9.8.

Numbers of Documents.

45

9.9.

Accounting.

45

9.10.

Severability of Provisions.

45

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9.11.

Nonliability of Lenders.

45

9.12.

CHOICE OF LAW..

45

9.13.

CONSENT TO JURISDICTION.

46

9.14.

WAIVER OF JURY TRIAL.

46

9.15.

USA Patriot Act Notice.

46

ARTICLE X. THE ADMINISTRATIVE AGENT

46

10.1.

Appointment.

46

10.2.

Powers.

47

10.3.

General Immunity.

47

10.4.

No Responsibility for Loans, Recitals, etc.

47

10.5.

Action on Instructions of Lenders.

47

10.6.

Employment of Agents and Counsel.

47

10.7.

Reliance on Documents; Counsel.

47

10.8.

Administrative Agent’s Reimbursement and Indemnification.

48

10.9.

Rights as a Lender.

48

10.10.

Lender Credit Decision.

48

10.11.

Successor Administrative Agent.

48

10.12.

Notice of Defaults.

49

10.13.

Requests for Approval.

49

10.14.

Defaulting Lenders.

49

ARTICLE XI. SETOFF; RATABLE PAYMENTS

50

11.1.

Setoff.

50

11.2.

Ratable Payments.

50

ARTICLE XII. BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

50

12.1.

Successors and Assigns.

50

12.2.

Participations.

50

12.3.

Assignments.

51

12.4.

Dissemination of Information.

52

12.5.

Tax Treatment.

52

ARTICLE XIII. NOTICES

52

13.1.

Giving Notice.

52

13.2.

Change of Address.

52

ARTICLE XIV. COUNTERPARTS

52

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